VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996



COMMON STOCK AND MULTIPLE STRATEGIES PORTFOLIOS  [LOGO]
SUB-ADVISOR: VALUE LINE ASSET MANAGEMENT



The market environment for 1996 followed closely the script from 1995. The economy continued to show moderate growth and inflation once again failed to rear its ugly head. After a slow start the economy seemed to pick up strength in the second quarter, only to slow down in the third quarter. Preliminary data indicates the economy strengthened again in the fourth quarter, but for the year as a whole growth was a modest 2% to 2.5%. Inflation remains benign. The stock market exhibited a roller coaster ride to this stop/start movement of the economy. After rallying strongly during the first six months, the market had a sharp correction in early summer in reaction to the second quarter's economic growth and the corresponding rise in interest rates. The yield on the 30-year U.S. Treasury bond surged from less than 6.00% to nearly 7.25%. The S&P 500 retreated nearly 10% from its high in May. As evidence mounted that growth was slowing again in the third quarter, while corporate profits were exceeding expectations, the stock market rallied sharply in late summer and finished the year near all time highs.

While fourth quarter economic growth appears to be stronger than expectations, 1997 is forecasted to be another year of moderate economic growth, low inflation, and modest increases in corporate profitability. The stock market should continue to do well in this type of environment.

COMMON STOCK PORTFOLIO

The investment objective of the Common Stock Portfolio is capital growth which it seeks to achieve through a policy of investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stock. The secondary objective is current income when consistent with the primary objective.

The Common Stock Portfolio had a total return (including dividends and income) for 1996 of 25.74% as compared to 22.99% for the unmanaged Standard & Poor's 500 Index ("S&P 500"). Stock selection is guided by the Value Line Timeliness Ranking System which favorably ranks stocks with superior earnings growth and price momentum. The Portfolio benefited from an overweighting in three economic sectors that outperformed the overall market. The largest overweighting was in technology stocks, particularly networking and enterprise software companies. The technology stocks in the S&P 500 were up more than 40% on average. The Portfolio was also overweighted in energy stocks, especially oil service and drillers, and this was one of the best performing industries last year. The third overweighted sector was financial services, primarily banks and insurance companies, two industries that are undergoing consolidation and have excess capital. The financial services stocks in the S&P 500 returned more than 35% in 1996. In addition, the Portfolio benefited from a significant underweighting in utility stocks which were weak due to increases in interest rates.

For 1997, we have a more subdued outlook for the stock market, following two strong years, and believe that a high single digit or low double digit return is likely. In this scenario, issue selection will be increasingly more important than it was the last several years. We expect to remain overweighted in technology, a new growth area, with a primary focus on networking stocks. Financial services will also continue to see heavy overweighting. During 1996, we built up a substantial energy position due to favorable fundamentals for service and drilling companies, and expect to increase this position slightly. Utilities and consumer staples will remain underweighted, due to poor earnings and a lack of pricing power.

                                                     VALUE LINE ASSET MANAGEMENT

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED


--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE COMMON STOCK PORTFOLIO AND THE S&P 500 INDEX *
--------------------------------------------------------------------------------

[GRAPH]



* This Index is an unmanaged index in which investors can not invest.
Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                          Past 1    Past 5     Past 10
                                           year      years      years
                                           ----      -----      -----
Common Stock Portfolio                    25.74%    11.51%    13.75%


"Total Return" is calculated- including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Common Stock Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** On April 1, 1994, First Variable Advisory Services Corp. became investment adviser. Prior to that date, results were achieved by former investment advisers. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

MULTIPLE STRATEGIES PORTFOLIO

The investment objective of the Multiple Strategies Portfolio is to seek as high a level of return as is considered consistent with prudent investment risk by investing in a portfolio of equity securities, bonds, and short term instruments in varying proportions.

On December 31, 1996, the Portfolio was 72% invested in common stocks, 16% in bonds with a mixture of high grade corporates, government, and government agencies, and approximately 11% in short term securities. This mixture (more weighted in stocks than a typical 60% equities/40% bonds balanced portfolio) proved to be beneficial as the stock market posted a 20%+ return last year, while the bond market had a negative total return. The Portfolio had a total return of 18.29% for the year, compared to 15.16% for a 60% S&P 500/40% Lehman Brothers Government Corporate Bond Index mixture.

The equity holdings in the Portfolio mirror those of the Common Stock Portfolio and will continue to do so. Stock selection is guided by the Value Line Timeliness Ranking System which favorably ranks stocks with superior earnings growth and price momentum. We anticipate a slightly more conservative equity position in the Portfolio, to around 65%, based upon our view of only a modest upside for the stock market in 1997. With bonds having underperformed in 1996, we anticipate an increase in the bond position from the current low level, particularly if the economy shows signs of slowing down from the fast pace of the fourth quarter of 1996.

                                                     VALUE LINE ASSET MANAGEMENT

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX * AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX *
--------------------------------------------------------------------------------



[GRAPH]



* These Indices are unmanaged indices in which investors can not invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1          Past 5        Life of
                                      year            years      Portfolio***
                                      ----            -----      ------------
Multiple Strategies Portfolio         18.29%        11.47%         10.94%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** On April 1, 1994, First Variable Advisory Services Corp. became investment adviser. Prior to that date, results were achieved by former investment advisers. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 5, 1987)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED


HIGH INCOME BOND PORTFOLIO                          [LOGO]
SUB-ADVISOR: FEDERATED INVESTORS



The High Income Bond Portfolio invests in lower quality corporate bonds with a goal of obtaining high current income and capital appreciation. During 1996, the high yield bond market delivered very attractive returns to investors. The recession that many economic forecasters expected to begin in 1996 failed to materialize. Instead, the domestic economy continued its pattern of moderate economic growth coupled with low inflation. In this environment, stock prices rose while high quality bond prices fell as interest rates, in response to the stronger economic growth, moved higher. However, high yield bond prices actually increased as the better than expected economic environment, which reduced investors' fears of negative credit outcomes, offset the general rise in interest rates. For example, the yield spread between the First Boston High Yield Index and Treasuries narrowed from 484 basis points to 355 basis points during the year more than offsetting the approximately 85 basis point rise in the rate for 10 year Treasury securities. The technical environment for high yield bonds was also very strong during the year. Over $70 billion worth of new issues were easily absorbed by strong demand. Moderate economic growth, low default rates, and strong demand resulted in superior performance for high yield bonds relative to high quality bonds. For example, the Lehman Brothers High Yield Bond Index returned 11.35% while the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 3.63%.

The High Income Bond Portfolio outperformed the Lehman Brothers High Yield Bond Index during 1996 returning 14.20% versus 11.35% for the Index. Several factors were responsible for the Portfolio's strong performance. First, the Portfolio had a greater portion of its assets allocated to the single B sector than the Index. Given the general rise in interest rates, the more credit sensitive single B sector outperformed the more interest rate sensitive double B sector by over 450 basis points. The Portfolio also benefited by substantial merger and acquisition activity involving high yield issuers. For example, CONTINENTAL CABLEVISION, PACE INDUSTRIES, MOTOR WHEEL, PARK COMMUNICATION AND TRANS OCEAN CONTAINER were all acquired by stronger entities during the year. The Portfolio also benefited from its under weight position in the restaurant sector which performed poorly during the year. Finally, the Portfolio benefited from a good security selection during the period as deteriorating credit situations were minimal. On the negative side the Portfolio's underweight in specialty retail and gaming hurt performance as these sectors outperformed the overall market. Also the Portfolio's overweight in the broadcasting sector negatively impacted performance.

Our outlook for 1997 remains optimistic for high yield securities. We believe that economic growth will continue to be moderate, inflation will remain under control and interest rates should remain in a trading range. From a macro economic stand point this is a very attractive scenario for high yield securities as issuer creditworthiness should remain at acceptable levels. The technical environment is also attractive. Demand for high yield securities continues to be strong. We believe these two factors will result in a narrowing of the yield spread or risk premium between high yield bonds and Treasuries. However, the yield spread between high yield bonds and Treasuries exits 1996 at its low point for this economic cycle. This has two implications. First, the relative total return advantage of high yield bonds over high quality bonds will probably not approach the roughly 775 basis points advantage experienced in 1996. Second, individual companies which do not meet expectations will be dealt with harshly by the market as current spread levels leave little room for disappointment.

                                                             FEDERATED INVESTORS

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO AND THE LEHMAN BROTHERS SINGLE "B" INDEX *
--------------------------------------------------------------------------------



[GRAPH]



* This Index is an unmanaged index in which investors can not invest.
Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1          Past 5        Life of
                                      year            years      Portfolio***
                                      ----            -----      ------------
High Income Bond Portfolio           14.20%          10.93%         10.27%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** On April 1, 1994, First Variable Advisory Services Corp. became investment adviser. Prior to that date, results were achieved by former investment advisers. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 1, 1987)

growth of $10,000
year/qtr             vist           lehman         vist           lehman         vist
                     high inc       single "B"     us govt        govt tr        tilt utility   s&p util
        1994          $10,000        $10,000        $10,000        $10,000        $10,000        $10,000
 APR 1, 1994          $10,000        $10,000        $10,000        $10,000        $10,000        $10,000
      JUN 30           $9,906        $10,010         $9,929         $9,885         $9,940         $9,987
      SEP 30           $9,879        $10,198         $9,960         $9,927        $10,180        $10,076
DEC 31, 1994           $9,655        $10,215         $9,959         $9,962        $10,009         $9,821
      MAR 31          $10,167        $10,745        $10,474        $10,431        $10,604        $10,484
      JUN 30          $10,729        $11,299        $11,162        $11,078        $11,153        $11,259
      SEP 30          $11,102        $11,641        $11,403        $11,273        $12,369        $12,521
DEC 31, 1995          $11,487        $11,907        $11,968        $11,788        $13,357        $13,923
      MAR 31          $11,795        $12,213        $11,663        $11,522        $12,989        $13,260
      JUN 30          $11,948        $12,464        $11,666        $11,576        $13,446        $13,974
      SEP 30          $12,635        $13,053        $11,839        $11,772        $12,835        $13,503
DEC 31, 1996          $13,123        $13,523        $12,217        $12,115        $13,973        $14,403


growth of $10,000
year/qtr            vist
                    comm stk       s&p 500
        1994          $10,000        $10,000
 APR 1, 1994          $10,000        $10,000
      JUN 30           $9,393         $9,966
      SEP 30          $10,141        $10,380
DEC 31, 1994          $10,264        $10,303
      MAR 31          $10,834        $11,305
      JUN 30          $12,461        $12,383
      SEP 30          $14,180        $13,365
DEC 31, 1995          $14,075        $14,169
      MAR 31          $15,209        $14,930
      JUN 30          $15,970        $15,599
      SEP 30          $16,924        $16,081
DEC 31, 1996          $17,708        $17,420

growth of $10,000
year/qtr            vist                          vist           lehman
                    world equity   msci world     mul strat      govt/corp      s&p 500
        1994          $10,000        $10,000        $10,000        $10,000        $10,000
 APR 1, 1994          $10,000        $10,000        $10,000        $10,000        $10,000
      JUN 30           $9,830        $10,301         $9,364         $9,876         $9,966
      SEP 30          $10,523        $10,522         $9,913         $9,925        $10,380
DEC 31, 1994          $10,707        $10,447         $9,974         $9,962        $10,303
      MAR 31          $10,921        $10,957        $10,475        $10,458        $11,305
      JUN 30          $11,806        $11,375        $11,845        $11,136        $12,383
      SEP 30          $13,312        $11,849        $13,154        $11,343        $13,365
DEC 31, 1995          $13,310        $12,329        $13,189        $11,872        $14,169
      MAR 31          $13,721        $12,772        $13,884        $11,594        $14,930
      JUN 30          $14,646        $13,131        $14,351        $11,648        $15,599
      SEP 30          $14,263        $13,187        $15,053        $11,854        $16,081
DEC 31, 1996          $14,956        $13,666        $15,609        $12,217        $17,420

growth of $10,000
year/qtr            vist           russell        vist
                    small cap      2000.00        gro & inc      s&p 500
        1994
ARIL 1, 1994
     JUNE 30
     SEPT 30
DEC 31, 1994
    MARCH 31
 MAY 4, 1995         $10,000        $10,000        $10,000        $10,000
      JUN 30         $10,939        $10,676        $10,152        $10,232
      SEP 30         $12,593        $11,731        $11,145        $11,043
DEC 31, 1995         $13,008        $11,985        $11,310        $11,708
      MAR 31         $14,439        $12,600        $12,747        $12,337
      JUN 30         $16,705        $13,230        $12,907        $12,890
      SEP 30         $17,587        $13,275        $12,162        $13,288
DEC 31, 1996         $16,582        $13,965        $12,680        $14,395

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED


TILT UTILITY PORTFOLIO                                   [LOGO]
SUB-ADVISOR: STATE STREET GLOBAL ADVISORS




The investment objective of the Tilt Utility Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of common stock and income securities issued by companies engaged in the utilities industry (electric, gas, water, and telecommunications).

The strategy employed by State Street Global Advisors evaluates a broad universe of approximately 200 utility stocks based upon two independent criteria - value and growth. The manager looks for stocks that, in aggregate, represent what we believe are the best value and future growth opportunities. The strategy, which is computer-model driven, is based on a stock selection methodology which builds a Portfolio that seeks to be neutral to broad economic events within the utility sector, while focusing on stocks that have increasing earnings estimates and are undervalued on a fundamental basis.

The utility sector was a market laggard in 1996. The Portfolio had a total return for 1996 of 4.62%, while the S&P Utility Index returned 3.12%, as compared to 22.99% for the S&P 500 Index. Interest rate uncertainty, independent power producer issues, and pending telecommunication deregulation have led to uncertainty, and hence sluggish performance for the utility sector.

Predictions for a market correction could positively influence the utilities sector, as investors shift assets to a defensive sector of the market. Historically, the utility sector has provided defense in such market conditions, as it is usually less affected by market corrections than the market as a whole.

The Portfolio is currently well-positioned, holding stocks which have rising earning estimates that we believe are undervalued from a fundamental perspective.

                                                    STATE STREET GLOBAL ADVISORS

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TILT UTILITY PORTFOLIO AND THE S&P UTILITY INDEX *
--------------------------------------------------------------------------------


[GRAPH]



* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1          Past 5        Life of
                                      year            years      Portfolio***
                                      ----            -----      ------------
Tilt Utility Portfolio                 4.62%        10.48%         12.60%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Tilt Utility Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** On April 1, 1994, First Variable Advisory Services Corp. became investment adviser. Prior to that date, results were achieved by former investment advisers. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 16, 1988)

[LOGO]

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

U.S. GOVERNMENT BOND PORTFOLIO
SUB-ADVISOR:  STRONG CAPITAL MANAGEMENT, INC.


The investment objective of the U.S. Government Bond Portfolio is to seek current income and preservation of capital through investing primarily in bonds issued by the U.S. Government and its agencies. The majority of the investments in the Portfolio are issued or guaranteed as to timely payment of principal and interest by the U.S. Government, its agencies or its instrumentalities. While the U.S. Government guarantees individual securities in the Portfolio, it does not guarantee the Portfolio's share price.

THE PORTFOLIO HELD ITS OWN IN A DIFFICULT MARKET

During a year when the bond market offered a variety of challenges for investors, the Portfolio performed well versus its peers. For the 12-month period ended December 31, 1996, the Portfolio achieved a total return of 2.36%, compared to 2.01% for the Lipper General U.S. Government Bond Index.

A TURBULENT MARKET AT THE LONG END

The Portfolio achieved its return amid a skittish year when the market couldn't seem to make up its mind about interest rates or the economy.
Coming into the year, many investors and analysts expected weak economic growth to continue in the United States. In fact, the Federal Reserve cut the Federal Funds rate to 5.25% in January, a continuing of the easing it began the previous July, and a sign that the Fed believed the economy needed at least a modest stimulus. However, in February 1996, an unexpectedly large number of new jobs--and subsequent indications of a strengthening economy--led many to believe that economic growth was accelerating rather than weakening. In response, yields across all maturities reversed direction and headed higher, particularly on longer term bonds, where prices fell through mid-June. Through the summer and into fall, however, the market seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that GDP was unlikely to grow faster than 3%. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the Federal Funds rate unchanged, and interest rates began to moderate as the fiscal year drew to a close.

OUR VIEW CHANGED LITTLE

While the market's psychology shifted several times during the fiscal year, our outlook remained fundamentally unchanged. We saw little justification for major alterations in the Portfolio, a view vindicated by the fact that inflation remained subdued throughout the fiscal year, and the fact that the Federal Reserve made no move to raise the Federal Funds rate. Most of our strategy revolved around making tactical moves to help add value through the turbulent market. Primarily, we overweighted mortgages through most of the year, because they tend to offer more income than similar maturity Treasuries, helping make the Portfolio less sensitive to price moves.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

WE ANTICIPATE CURRENT CONDITIONS TO REMAIN IN PLACE

While 1996 was a difficult year for investors in longer-term bonds, the market now appears to have settled down in anticipation of slow, steady economic growth. There are several reasons why we anticipate these conditions will remain in place for the near term. First, it's unlikely that inflation will pick up if the economy's growth rate remains between 2-3%. Second, the market appears fairly valued, given a slow growth outlook, which should help stabilize prices. And finally, the November election has kept in place a political status quo in Washington that, so far, has been beneficial for the financial markets. Overall, the environment appears quite favorable for bond investors.

                                                 STRONG CAPITAL MANAGEMENT, INC.


--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX *
--------------------------------------------------------------------------------



[GRAPH]



* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1          Past 5        Life of
                                      year            years      Portfolio***
                                      ----            -----      ------------
U.S. Government Bond Portfolio         2.36%          6.79%         8.43%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** On April 1, 1994, First Variable Advisory Services Corp. became investment adviser. Prior to that date, results were achieved by former investment advisers. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 27, 1987)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

WORLD EQUITY PORTFOLIO                                   [LOGO]
SUB-ADVISOR: KEYSTONE INVESTMENT MANAGEMENT COMPANY



The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States.

1996 PERFORMANCE

The World Equity Portfolio consists of 44% U.S. small cap stocks and 56% international blue chips. The Portfolio's total return for 1996 was 12.33% which is broken down into U.S. small caps performing 11.07% and international stocks performing 13.36%. The Portfolio outperformed relative to its benchmark, the Morgan Stanley Capital International World Index, which returned 10.84% for the year 1996.

INTERNATIONAL PORTION

International performance for 1996 in Europe was due to low inflation, low interest rates, slow growth, strong bond markets and cost cutting by more European corporations. At the end of the year, 32% of the Portfolio was invested in European stocks. In Asia, the positive performance came from Hong Kong, while Japan ended down. The Portfolio invested 17% of its stocks from the Far East with 10.3% in Japan. Lastly, in Latin America, the important market of Brazil did well. The Portfolio has 0.7% in Brazil, and 5% in emerging markets worldwide. During 1996, the U.S. dollar appreciated 12.4% vs. the Yen and 8.1% vs. the deutsche mark. In economic terms, 65% of the Portfolio was in U.S. dollars during the year. This was made up of 43% in U.S. equities, 9% in countries whose currency is linked to the U.S. dollar and 13% in currency hedges.

INTERNATIONAL OUTLOOK FOR 1997

We are positive on the outlook for international equity markets in 1997. Worldwide economic growth should increase moderately at about 2.5% for the G-7 countries with emerging economies growing at 5%. Inflation and interest rates should continue to be moderate and well below U.S. interest rates. Restructuring should continue in Europe and Japan. The dollar, difficult to forecast in the best of times, should end 1997 at levels moderately above current January 1997 levels. The dollar "strength" seen in 1996 should make itself felt in 1997 by making non-U.S. goods marginally more price competitive to U.S. goods. The Japanese market has had a rocky start in 1997, but the Portfolio's holdings are principally in large blue chip exporters, which benefit from a weaker Yen. The biggest risks to our positive outlook would be the ripple effects coming from a sharp decline in the U.S. market (which we do not expect). Valuations on international equities are reasonable on an absolute basis and relative to the United States. We would expect emerging markets generally to offer higher returns than the more mature economies.

DOMESTIC PORTION

During 1996, the U.S. small cap market was a difficult arena for investing. Small cap stocks did reasonably well in the first half of the year but then fears surrounding the economy, interest rates and inflation persuaded investors to stay with large cap, more liquid stocks and, as a result, large cap stocks outperformed small cap stocks significantly.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

The Portfolio's U.S. small cap portion 1996 performance was 11.07% versus the benchmark, the Russell 2000 Growth Index, of 11.26%. The 1996 underperformance was attributed to a more aggressive stance and volatility in the Portfolio versus its benchmark and the Portfolio's conviction to staying with smaller cap issues relative to its benchmark.

OUTLOOK

Our investment strategy is long term and we strongly believe small cap stocks will perform well in 1997. There is already evidence of this happening as small cap stocks have outperformed the large cap indices since the second half of December 1996 and the first part of January 1997.

We believe this trend will continue. As the economy, interest rates and inflation remain stable, investment interest will broaden out into the secondary smaller cap markets as these issues will continue to show accelerating earnings growth rates. It is also clear on a valuation basis that small companies have lagged larger companies, so there is room for price appreciation with small caps despite record highs for the broad stock market.

                                          KEYSTONE INVESTMENT MANAGEMENT COMPANY


--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX *
--------------------------------------------------------------------------------



[GRAPH]



* This Index is an unmanaged index in which investors cannot invest.
Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1          Past 5        Life of
                                      year            years      Portfolio***
                                      ----            -----      ------------
World Equity Portfolio               12.33%          12.08%         8.05%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** On April 1, 1994, First Variable Advisory Services Corp. became investment adviser. Prior to that date, results were achieved by former investment advisers. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 10, 1988)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

SMALL CAP PORTFOLIO                                      [LOGO]
SUB-ADVISOR: PILGRIM, BAXTER & ASSOCIATES, LTD.



The investment objective of the Small Cap Portfolio is to seek capital appreciation by investing, under normal conditions, at least 65% of its total assets in securities of companies with market capitalizations or annual revenues under $1 billion at time of purchase.

During 1996, we continued to find strong growth ideas and managements to invest in, and looked forward with renewed confidence after each quarterly reporting season. Unfortunately, the market seemed to ignore the positive earnings surprises posted by so many growth companies and opted instead for the perceived "safety" of large-cap blue-chip names. Many of the year's standout names in the small cap arena were in the technology sector (REMEDY, up 172%; MCAFEE ASSOCIATES, up 140%; and ASPECT TELECOMMUNICATIONS, up 90%). Shares of service companies also made significant advances during 1996 (UNITED WASTE SYSTEMS, up 85%; and U.S. FILTER, up 79%), while consumer and health care names struggled for much of the year.

For the 12 month period ended December 31, 1996, the Small Cap Portfolio achieved a total return of 27.39% compared to 16.54% for the unmanaged Russell 2000 Index. Although our performance numbers for the year are very respectable, we believe they reflect far more commendable work on the part of our investment team than some years with much more banner-waving outperformance. It's been an uphill battle for small cap stock managers since May, when the Dow Jones Industrial Average took over the market leadership from the Russell 2000 Index. Not only have small stocks lagged, but growth-style investing has been out of favor over the last six months of 1996 as well. When reviewing the Wilshire style indexes (Large Value, Large Growth, Small Value and Small Growth), the Small Growth Index outperformed the other styles in only one month since May.

It is with these challenges in mind that we look ahead to 1997 with cautious optimism. Most importantly, the macro-economic picture of moderate economic growth, benign inflation and continued earnings strength--the ideal combination for growth stocks--remains in place. While the earnings growth of the larger, more mature S&P 500 names will likely slow back down to single digits. This will only serve to widen the gap between those companies and the small cap growth names in the Pilgrim Baxter universe.

Certainly, we are mindful of the remarkable run the market has seen over the last two years and the advances small cap growth companies have made since late 1990. In the last few weeks market prognosticators have been busy running numbers to prove that the market is due for at least a stall this year. Studies of the S&P 500 show that of the 13 instances in which the index was up for two years, the third year was down in 12 (92%) of those cases.

Although we don't expect any of the fundamentals that have created such a positive environment over the last 6 years to change in the near future, it probably wouldn't be prudent of us to expect another year of extraordinary performance. Therefore, we view the 1997 market the same way many of our companies present their performance--we're setting expectations at a reasonable level and hope to surprise on the upside.

We expect the new year to continue to reward companies which can provide sustainable earnings growth in a moderate economic environment, and it is in the small cap growth arena where we most consistently find such investment opportunities.

                                               PILGRIM BAXTER & ASSOCIATES, LTD.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED


--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX *
--------------------------------------------------------------------------------



[GRAPH]



* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1         Life of
                                      Year       Portfolio***
                                      ----       ------------
Small Cap Portfolio                   27.39%        35.47%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

GROWTH & INCOME PORTFOLIO                           [LOGO]
SUB-ADVISOR: WARBURG PINCUS COUNSELLORS, INC.


The Growth & Income Portfolio's investment objective is to provide growth of capital and income.

The Portfolio enjoyed a strong showing in the first quarter of 1996. The Portfolio's weightings in precious metal and cyclical stocks were major contributors to its performance for the period, as these groups were among the market's leaders. Gold climbed to over $415 per ounce in January 1996, its highest level in several years, though it closed the quarter at $400.
The Portfolio began the year very much committed to the precious metal sector. Our bullishness was based on what we projected would be a long-term imbalance between supply/demand, coupled with finite production capacity, which would lead to a markedly higher price over time. Outside forces, such as forward-selling by gold mining companies and selling by central banks, might suppress gold's price over the short to intermediate term, but the overall trend looked positive. The Portfolio continued to build it's exposure to cyclical stocks, primarily industrial cyclicals, based on our expectations for a stronger economy in the second half of the year. As noted, these issues saw good performance in the first quarter, aided greatly by the release of February's employment report and other data which suggested renewed economic activity.

The Portfolio's disappointing second quarter was largely due to weakness on two of the more heavily weighted areas: gold and industrial cyclicals. Gold and precious metal shares suffered a sizable correction during the period (reflected in a 6.5% loss for the average gold fund, per Lipper Analytical Services) after outpacing much of the market in the year's first three months. The Portfolio's cyclical exposure, notably its steel and paper stocks, barely budged in price over the three months despite mounting evidence that the economy was growing strong and would potentially continue to expand. Historically, the correlation between stronger economic growth and the performance of cyclical stocks has been very high, but in this instance the two bore very little relation. The Portfolio made a number of fairly significant adjustments during the period, both as a defensive measure and in an effort to better position the Portfolio for the remainder of the year. The Portfolio cut back its cyclical exposure across the board with a particularly sharp reduction in its holdings of steel companies. The Portfolio made smaller reductions to its weightings in oil services and paper/forest products. The rationale for these moves was that economic growth, while currently strong, would at some point--in the next three to six months--begin to slow, the result of higher bond yields and the likely tightening of credit by the Federal Reserve. The Portfolio increased its exposure to banks and financial services because we felt these issues would do well in a slower-growth environment.

Weakness in gold-related stocks weighed heavily on the Portfolio's performance, negating gains in other areas and preventing the Portfolio from making up ground lost during the previous quarter. Gold's fundamentals asserted themselves in January, when the metal's spot price rose to $415 an ounce, its highest level in several years. This marked the first time in a decade that gold had risen above the $400 mark without the benefit of an exogenous shock (previously, gold had risen above $400 in response to the market crash of 1987, the Tiananmen Square uprising in China and the Gulf
War), and seemed to suggest that gold was poised for an extended run. Unfortunately, the rally proved short-lived, and the metal's price fell back below $400. Since it was difficult to predict when gold would finally and decisively break out of its range, we significantly scaled back the Portfolio's exposure in this sector. Proceeds from the sale of gold stocks were used to increase the emphasis in banks and financial services and health care and pharmaceuticals. Other areas of the Portfolio where we built further concentration (but to a lesser extent) were computers, telecommunications and oil services.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED

The Portfolio showed positive performance in the fourth quarter with strong performance from a number of its holdings during the period, but some of this was negated by weakness in the Portfolio's remaining precious metal stocks. We began to significantly scale back the Portfolio's exposure to the sector in August, and completed the sale of virtually all of its holdings in this area by the end of October. Positive contributors to the Portfolio's returns during the fourth quarter were its banking and financial services stocks, and we used much of the proceeds from the sale of the Portfolio's precious metal stocks to further increase the Portfolio's weightings in these areas. We also analyzed and revised the Portfolio's health care weighting focusing primarily on medium-capitalization companies selling at attractive valuations. In addition, we also boosted the Portfolio's technology exposure, particularly in the telecommunications area, concentrating on companies whose earnings and share prices had suffered due to difficulties in product-cycle transitions but whose fortunes appeared to be rising. Lastly, another area that we added to during the period was aerospace, an industry that has benefited from the accelerating trend toward consolidation.

                                               WARBURG, PINCUS COUNSELLORS, INC.



--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX *
--------------------------------------------------------------------------------



[GRAPH]


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1996
CONTINUED


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS **
--------------------------------------------------------------------------------

Periods ended December 31, 1996

                                     Past 1         Life of
                                      Year       Portfolio***
                                      ----       ------------
Growth & Income Portfolio             12.15%        16.16%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

                  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Trustees and Contract Owners of
Variable Investors Series Trust


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Variable Investors Series Trust (comprising, respectively, the Cash Management, Common Stock, High Income Bond, Multiple Strategies, Tilt Utility, U.S. Government Bond, World Equity, Small Cap and Growth & Income Portfolios) as of December 31, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods in the two years then ended. These financial statements and financial highlights are the responsibility of Variable Investors Series Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1994 were audited by other auditors whose report dated February 14, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Variable Investors Series Trust at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods in the two years then ended, in conformity with generally accepted accounting principles.

                                                ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 1997

                         VARIABLE INVESTORS SERIES TRUST
                            CASH MANAGEMENT PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

           NAME OF ISSUER                                           INTEREST    MATURITY       PRINCIPAL
         AND TITLE OF ISSUE                                           RATE        DATE           AMOUNT                   VALUE
         ------------------                                           ----        ----           ------                   -----
GOVERNMENT AND AGENCY SECURITIES
  U.S. GOVERNMENT SECURITIES--(99.7%)
     Federal Home Loan Bank
       Consolidated Discount Note. . . . . . . . . . .               6.500%     01/02/1997     $1,780,000               $1,779,678
     Federal Home Loan Mortgage
       Discount Note . . . . . . . . . . . . . . . . .               6.500%     01/02/1997      1,780,000                1,779,678
     Federal National Mortgage
       Association Discount Note . . . . . . . . . . .               6.500%     01/02/1997      1,780,000                1,779,679
     Student Loan Marketing
       Discount Note . . . . . . . . . . . . . . . . .               6.500%     01/02/1997      1,780,000                1,779,679
     United States Treasury Note . . . . . . . . . . .               3.500%     01/02/1997      1,780,000                1,779,827
                                                                                                                        ----------

       TOTAL GOVERNMENT AND AGENCY SECURITIES--(Cost $8,898,541)                                               99.7%     8,898,541
                                                                                                                        ----------

VARIABLE RATE INSTRUMENT
  BANKING--(0.6%)
     Vista Funding Corporation
       (Fifth Third Bank, LOC) (a) . . . . . . . . . .               5.710%     01/02/1997         50,000                   50,000
                                                                                                                        ----------

       TOTAL VARIABLE RATE INSTRUMENT--(Cost $50,000)                                                           0.6%        50,000
                                                                                                                        ----------

TOTAL INVESTMENTS--(Cost $8,948,541)                                                                          100.3%     8,948,541
OTHER ASSETS LESS LIABILITIES--                                                                                (0.3)%      (25,669)
                                                                                                              -----     ----------
NET ASSETS--                                                                                                  100.0%    $8,922,872
                                                                                                              -----     ----------
                                                                                                              -----     ----------

(a) Variable rate demand note. Interest rate is the rate in effect and maturity date represents the next reset date at December 31, 1996.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             COMMON STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

            NAME OF ISSUER
          AND TITLE OF ISSUE                                         SHARES        VALUE
          ------------------                                         ------        -----
COMMON STOCKS
  AEROSPACE-(3.6%)
      McDonnell Douglas Corporation. . . . . . . . . .               17,000     $1,088,000
      Precision Castparts Corporation. . . . . . . . .               17,500        868,437
                                                                                ----------
                                                                                 1,956,437
   BANKS--(3.0%)
      Bankamerica Corporation. . . . . . . . . . . . .               10,000        997,500
      Fifth Third Bancorp. . . . . . . . . . . . . . .               10,500        659,531
                                                                                ----------
                                                                                 1,657,031
   CHEMICALS--(1.7%)
      Praxair, Inc.. . . . . . . . . . . . . . . . . .               20,500        945,563
                                                                                ----------
   COMMUNICATION EQUIPMENT--(1.3%)
      Andrew Corporation (a) . . . . . . . . . . . . .               13,300        705,731
                                                                                ----------
   COMPUTER RELATED--(8.8%)
      3Com Corporation (a) . . . . . . . . . . . . . .               10,000        733,750
      Cisco Systems, Inc. (a). . . . . . . . . . . . .               30,000      1,908,750
      Compaq Computer Corporation (a). . . . . . . . .               10,000        742,500
      First Data Corporation . . . . . . . . . . . . .               22,000        803,000
      HBO & Company. . . . . . . . . . . . . . . . . .               10,000        593,750
                                                                                ----------
                                                                                 4,781,750
   COMPUTER SERVICES--(2.6%)
      Computer Associates International, Inc.. . . . .               17,250        858,187
      Sterling Commerce, Inc. (a). . . . . . . . . . .               15,926        561,392
                                                                                ----------
                                                                                 1,419,579
   COSMETICS & TOILETRIES--(2.2%)
      Gillette Company . . . . . . . . . . . . . . . .               15,500      1,205,125
                                                                                ----------
   DRUGS--(4.9%)
      Amgen, Inc. (a). . . . . . . . . . . . . . . . .               14,000        761,250
      Cardinal Health, Inc.. . . . . . . . . . . . . .               16,200        943,650
      Pfizer, Inc. . . . . . . . . . . . . . . . . . .               12,000        994,500
                                                                                ----------
                                                                                 2,699,400
   ELECTRIC UTILITIES--(1.4%)
      AES Corporation (a). . . . . . . . . . . . . . .               17,000        790,500
                                                                                ----------
   ELECTRONICS--(4.7%)
      Adaptec, Inc. (a). . . . . . . . . . . . . . . .               26,000      1,040,000
      C Cube Microsystems, Inc. (a). . . . . . . . . .               18,000        664,875
      Dynatech Corporation (a) . . . . . . . . . . . .               20,000        885,000
                                                                                ----------
                                                                                 2,589,875
   ENVIRONMENTAL--(1.5%)
      Thermo Electron Corporation. . . . . . . . . . .               20,000        825,000
                                                                                ----------


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                            COMMON STOCK PORTFOLIO
                           SCHEDULE OF INVESTMENTS
                             DECEMBER 31, 1996
                                -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                             SHARES         VALUE
         ------------------                                             ------         -----
COMMON STOCKS
  FINANCIAL SERVICES--(7.5%)
    Finova Group, Inc. . . . . . . . . . . . . . . . . . .               10,500    $   674,625
    Green Tree Financial, Inc. . . . . . . . . . . . . . .               15,000        579,375
    Money Store, Inc.. . . . . . . . . . . . . . . . . . .               15,000        414,375
    Sunamerica, Inc. . . . . . . . . . . . . . . . . . . ..              21,000        931,875
    Travelers, Inc.. . . . . . . . . . . . . . . . . . . .               33,000      1,497,375
                                                                                   -----------
                                                                                     4,097,625
  FOOD & BEVERAGES--(1.2%)
    Coca-Cola Company. . . . . . . . . . . . . . . . . . .               12,000        631,500
                                                                                   -----------
  HEALTHCARE--(1.5%)
    Omnicare, Inc. . . . . . . . . . . . . . . . . . . . .               26,000        835,250
                                                                                   -----------
  INSURANCE--(6.7%)
    Allstate Corporation . . . . . . . . . . . . . . . . .               10,000        578,750
    American International Group, Inc. . . . . . . . . . .                8,000        866,000
    Conseco, Inc.. . . . . . . . . . . . . . . . . . . . .               22,000      1,402,500
    Frontier Insurance Group, Inc. . . . . . . . . . . . .               21,000        803,250
                                                                                   -----------
                                                                                     3,650,500
  MACHINERY & EQUIPMENT--(2.6%)
    Bombardier, Inc. . . . . . . . . . . . . . . . . . . .               49,000        905,353
    Dover Corporation. . . . . . . . . . . . . . . . . . .               10,000        502,500
                                                                                   -----------
                                                                                     1,407,853
  MEDICAL SUPPLIES & SERVICES--(3.3%)
    Healthcare Compare Corporation (a) . . . . . . . . . .               13,500        572,063
    Johnson & Johnson. . . . . . . . . . . . . . . . . . .               15,000        746,250
    United States Surgical Corporation . . . . . . . . . .               12,000        472,500
                                                                                   -----------
                                                                                     1,790,813
  METALS--(2.1%)
    Oregon Metallurgical Corporation (a) . . . . . . . . .               18,000        580,500
    Wyman-Gordon Company (a) . . . . . . . . . . . . . . .               25,000        556,250
                                                                                   -----------
                                                                                     1,136,750
  OIL & GAS--(11.5%)
    ENSCO International, Inc. (a). . . . . . . . . . . . .                2,500        121,250
    Helmerich & Payne, Inc.. . . . . . . . . . . . . . . .               18,000        938,250
    Louisiana Land & Exploration Company . . . . . . . . .               30,000      1,608,750
    Oryx Energy Company (a). . . . . . . . . . . . . . . .               30,000        742,500
    Panenergy Corporation. . . . . . . . . . . . . . . . .               15,000        675,000
    Transocean Offshore, Inc.. . . . . . . . . . . . . . .               24,000      1,503,000
    Williams Companies, Inc. . . . . . . . . . . . . . . .               18,000        675,000
                                                                                   -----------
                                                                                     6,263,750
  PACKAGING--(1.2%)
    Sealed Air Corporation (a) . . . . . . . . . . . . . .               16,000        666,000
                                                                                   -----------


See notes to financial statements.

                          VARIABLE INVESTORS SERIES TRUST
                              COMMON STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                  -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                             SHARES                       VALUE
         ------------------                                             ------                       -----
COMMON STOCKS
  PETROLEUM SERVICES--(6.9%)
    Baker Hughes, Inc. . . . . . . . . . . . . . . . . . .               25,000                    $  862,500
    Rowan Companies, Inc. (a). . . . . . . . . . . . . . .               35,000                       791,875
    Smith International, Inc. (a). . . . . . . . . . . . .               27,000                     1,211,625
    Tidewater, Inc.. . . . . . . . . . . . . . . . . . . .               20,000                       905,000
                                                                                                   ----------
                                                                                                    3,771,000
  PRINTING & PUBLISHING--(1.1%)
    Omnicom Group. . . . . . . . . . . . . . . . . . . . .               13,000                       594,750
                                                                                                   ----------
  RETAIL-SPECIALTY--(1.7%)
    Consolidated Stores Corporation (a). . . . . . . . . .               18,750                       602,344
    Gap, Inc.. . . . . . . . . . . . . . . . . . . . . . .               10,000                       301,250
                                                                                                   ----------
                                                                                                      903,594
  SOFTWARE--(5.6%)
    BMC Software, Inc. (a) . . . . . . . . . . . . . . . .               50,000                     2,068,750
    Microsoft Corporation (a). . . . . . . . . . . . . . .               12,000                       991,500
                                                                                                   ----------
                                                                                                    3,060,250
  TELECOMMUNICATIONS--(9.1%)
    ADC Telecommunications, Inc. (a) . . . . . . . . . . .               20,000                       622,500
    Allied Signal, Inc.. . . . . . . . . . . . . . . . . .                9,000                       603,000
    Cascade Communications Corporation (a) . . . . . . . .               23,000                     1,267,875
    Sprint Corporation . . . . . . . . . . . . . . . . . .               20,000                       797,500
    Tellabs, Inc. (a). . . . . . . . . . . . . . . . . . .               30,000                     1,128,750
    Worldcom, Inc. (a) . . . . . . . . . . . . . . . . . .               20,000                       521,250
                                                                                                   ----------
                                                                                                    4,940,875
                                                                                                   ----------

      TOTAL COMMON STOCKS--(Cost $38,502,696)                                          97.7%       53,326,501
                                                                                                   ----------
                                                                        INTEREST     MATURITY       MATURITY
                                                                          RATE         DATE          AMOUNT
                                                                          ----         ----          ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(2.5%)
    State Street Bank and Trust Company (b). . . . . . . .               4.250%     01/02/1997     $1,370,323             1,370,000
                                                                                                                        -----------

      TOTAL SHORT TERM INVESTMENT--(Cost $1,370,000)                                                             2.5%     1,370,000
                                                                                                                        -----------

TOTAL INVESTMENTS--(Cost $39,872,696)                                                                          100.2%    54,696,501
OTHER ASSETS LESS LIABILITIES--                                                                                 (0.2)%     (131,749)
                                                                                                             -------    -----------
NET ASSETS--                                                                                                   100.0%   $54,564,752
                                                                                                             -------    -----------
                                                                                                             -------    -----------

 (a) Non-income producing security.

 (b) The repurchase agreement, dated 12/31/96, is fully collateralized by a United States Treasury Bond, 8.50%, 02/15/20, with a value of $1,401,856.


See notes to financial statements.

                                       VARIABLE INVESTORS SERIES TRUST
                                          HIGH INCOME BOND PORTFOLIO
                                           SCHEDULE OF INVESTMENTS
                                              DECEMBER 31, 1996

                    NAME OF ISSUER                                 INTEREST     MATURITY         PRINCIPAL
                  AND TITLE OF ISSUE                                 RATE         DATE            AMOUNT                  VALUE
                  -------------------                                ----         ----            ------                  -----
CORPORATE BONDS
   AUTOMOTIVE--(4.4%)
     Aftermarket Technology Company. . . . . . . . . .              12.000%     08/01/2004        $75,000               $   83,812
     Blue Bird Body Company (a). . . . . . . . . . . .              10.750%     11/15/2006         50,000                   52,250
     Collins & Aikman Products Company . . . . . . . .              11.500%     04/15/2006        150,000                  164,250
     Exide Corporation . . . . . . . . . . . . . . . .              10.000%     04/15/2005        100,000                  104,000
     Lear Corporation. . . . . . . . . . . . . . . . .               9.500%     07/15/2006        100,000                  107,250
     Safelite Glass Corporation (a). . . . . . . . . .               9.875%     12/15/2006         50,000                   51,500
                                                                                                                        ----------
                                                                                                                           563,062
   BANKING--(1.3%)
     First Nationwide Escrow Corporation (a) . . . . .              10.625%      10/01/200        350,000                   53,875
     First Nationwide Holdings, Inc. . . . . . . . . .              12.250%     05/15/2001        100,000                  113,000
                                                                                                                        ----------
                                                                                                                           166,875
   BEVERAGE & TOBACCO--(1.1%)
     Delta Beverage Group, Inc. (a). . . . . . . . . .               9.750%     12/15/2003         50,000                   51,375
     Dr Pepper Bottling Holdings Company (b) . . . . .              10.253%     02/15/2003        100,000                   94,250
                                                                                                                        ----------
                                                                                                                           145,625
   BROADCAST RADIO & TELEVISION--(6.4%)
     Chancellor Broadcasting Company . . . . . . . . .              12.500%     10/01/2004         75,000                   84,375
     Heritage Media Corporation. . . . . . . . . . . .               8.750%     02/15/2006        125,000                  120,156
     Jacor Communications, Inc.. . . . . . . . . . . .               9.750%     12/15/2006         50,000                   51,125
     Pegasus Media & Communications, Inc.. . . . . . .              12.500%     07/01/2005         50,000                   54,000
     SCI Television, Inc.. . . . . . . . . . . . . . .              11.000%     06/30/2005         50,000                   53,625
     SFX Broadcasting, Inc.. . . . . . . . . . . . . .              10.750%     05/15/2006         75,000                   79,125
     Sinclair Broadcast Group, Inc.. . . . . . . . . .              10.000%     12/15/2003        175,000                  178,500
     Sullivan Broadcasting . . . . . . . . . . . . . .              10.250%     12/15/2005        100,000                  101,250
     Young Broadcasting, Inc.. . . . . . . . . . . . .              10.125%     02/15/2005         50,000                   51,750
     Young Broadcasting, Inc.. . . . . . . . . . . . .               9.000%     01/15/2006         50,000                   48,500
                                                                                                                        ----------
                                                                                                                           822,406
   BUILDING AND DEVELOPMENT--(0.4%)
     Building Materials Corporation of
       America (a) . . . . . . . . . . . . . . . . . .               8.625%     12/15/2006         50,000                   49,750
                                                                                                                        ----------
   BUSINESS EQUIPMENT & SERVICES--(2.8%)
     Knoll, Inc. . . . . . . . . . . . . . . . . . . .              10.875%     03/15/2006         75,000                   82,688
     Monarch Acquisition Corporation . . . . . . . . .              12.500%     07/01/2003        125,000                  146,250
     Outsourcing Solutions, Inc. (a) . . . . . . . . .              11.000%     11/01/2006         50,000                   52,375
     United Stationers Supply Company. . . . . . . . .              12.750%     05/01/2005         75,000                   83,250
                                                                                                                        ----------
                                                                                                                           364,563
   CABLE TELEVISION--(9.5%)
     Australis Holdings Pty. Ltd. (a) (b). . . . . . .              14.943%     11/01/2002         75,000                   43,313
     Bell Cablemedia plc (b) . . . . . . . . . . . . .               9.348%     07/15/2004         50,000                   43,750
     Cablevision Systems Company . . . . . . . . . . .               9.875%     02/15/2013        150,000                  147,375
     Charter Communications Southeast, LP. . . . . . .              11.250%     03/15/2006         50,000                   51,813
     CS Wireless Systems, Inc. (b) . . . . . . . . . .              18.928%     03/01/2006        100,000                   36,000
     Echostar Satellite Broadcasting (b) . . . . . . .              11.072%     03/15/2004         75,000                   56,625
     International CableTel, Inc. (b). . . . . . . . .              10.639%     02/01/2006        150,000                  101,625


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

                    NAME OF ISSUER                                 INTEREST     MATURITY         PRINCIPAL
                  AND TITLE OF ISSUE                                 RATE         DATE            AMOUNT                  VALUE
                  -------------------                                ----         ----            ------                  -----
CORPORATE BONDS
   CABLE TELEVISION--(CONTINUED)
     International CableTel, Inc. (b). . . . . . . . .              10.686%     10/15/2003       $125,000               $  104,687
     International CableTel, Inc. (b). . . . . . . . .              11.066%     04/15/2005        125,000                   93,437
     Le Group Videotron Ltee.. . . . . . . . . . . . .              10.625%     02/15/2005        100,000                  110,000
     Lenfest Communications, Inc.. . . . . . . . . . .              10.500%     06/15/2006         50,000                   52,625
     Peoples Choice TV Corporation (b) . . . . . . . .              20.084%     06/01/2004        100,000                   42,500
     Rogers Cablesystems Ltd.. . . . . . . . . . . . .              10.000%     12/01/2007        100,000                  106,250
     TeleWest plc (b). . . . . . . . . . . . . . . . .              10.635%     10/01/2007        175,000                  120,969
     UIH Australia / Pacific, Inc. (b) . . . . . . . .              14.849%     05/15/2006        125,000                   65,000
     Wireless One, Inc.. . . . . . . . . . . . . . . .              13.000%     10/15/2003         50,000                   48,500
                                                                                                                        ----------
                                                                                                                         1,224,469
   CHEMICALS & PLASTICS--(4.1%)
     Astor Corporation (a) . . . . . . . . . . . . . .              10.500%     10/15/2006         50,000                   51,563
     Crain Industries, Inc.. . . . . . . . . . . . . .              13.500%     08/15/2005         50,000                   56,375
     Foamex LP . . . . . . . . . . . . . . . . . . . .              11.875%     10/01/2004         50,000                   53,812
     Harris Chemical North America, Inc. . . . . . . .              10.250%     07/15/2001        100,000                  104,500
     Polymer Group, Inc. . . . . . . . . . . . . . . .              12.250%     07/15/2002         83,000                   90,055
     RBX Corporation . . . . . . . . . . . . . . . . .              11.250%     10/15/2005         50,000                   42,063
     Sterling Chemicals, Inc.. . . . . . . . . . . . .              11.750%     08/15/2006         50,000                   52,750
     Uniroyal Technology Corporation . . . . . . . . .              11.750%     06/01/2003         75,000                   74,812
                                                                                                                        ----------
                                                                                                                           525,930
   CLOTHING & TEXTILES--(2.0%)
     Pillowtex Corporation (a) . . . . . . . . . . . .              10.000%     11/15/2006         50,000                   52,063
     WestPoint Stevens, Inc. . . . . . . . . . . . . .               9.375%     12/15/2005        200,000                  206,500
                                                                                                                        ----------
                                                                                                                           258,563
   CONSUMER PRODUCTS--(2.6%)
     American Safety Razor Company . . . . . . . . . .               9.875%     08/01/2005         50,000                   52,813
     Hosiery Corporation of America, Inc.. . . . . . .              13.750%     08/01/2002         50,000                   55,000
     ICON Fitness Corporation (a) (b). . . . . . . . .              13.638%     11/15/2006        100,000                   53,375
     Playtex Family Products Corporation . . . . . . .               9.000%     12/15/2003        100,000                   99,250
     Simmons Company . . . . . . . . . . . . . . . . .              10.750%     04/15/2006         75,000                   78,937
                                                                                                                        ----------
                                                                                                                           339,375
   CONTAINER & GLASS PRODUCTS--(3.1%)
     Owens Illinois, Inc.. . . . . . . . . . . . . . .               9.750%     08/15/2004         50,000                   52,250
     Owens Illinois, Inc.. . . . . . . . . . . . . . .               9.950%     10/15/2004        225,000                  237,937
     Packaging Resources, Inc. . . . . . . . . . . . .              11.625%     05/01/2003         50,000                   52,750
     Plastic Containers, Inc. (a). . . . . . . . . . .              10.000%     12/15/2006         50,000                   51,625
                                                                                                                        ----------
                                                                                                                           394,562
   COSMETICS & TOILETRIES--(0.8%)
     Revlon Consumer Products Corporation. . . . . . .               9.375%     04/01/2001        100,000                  102,375
                                                                                                                        ----------
   ECOLOGICAL SERVICES & EQUIPMENT--(1.1%)
     Allied Waste North America, Inc. (a). . . . . . .              10.250%     12/01/2006         50,000                   52,500
     ICF Kaiser International, Inc.. . . . . . . . . .              13.000%     12/31/2003         50,000                   47,000
     Mid-American Waste Systems, Inc. (c). . . . . . .              12.250%     02/15/2003        125,000                   47,500
                                                                                                                        ----------
                                                                                                                           147,000


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

                    NAME OF ISSUER                                 INTEREST     MATURITY         PRINCIPAL
                  AND TITLE OF ISSUE                                 RATE         DATE            AMOUNT                  VALUE
                  -------------------                                ----         ----            ------                  -----
CORPORATE BONDS
   ELECTRONICS--(0.4%)
     Advanced Micro Devices, Inc.. . . . . . . . . . .              11.000%     08/01/2003        $50,000               $   54,250
                                                                                                                        ----------
   FOOD & DRUG RETAILERS--(2.3%)
     Carr Gottstein Foods Company. . . . . . . . . . .              12.000%     11/15/2005         50,000                   53,063
     Ralph's Grocery Company . . . . . . . . . . . . .              10.450%     06/15/2004        100,000                  106,250
     Ralph's Grocery Company . . . . . . . . . . . . .              11.000%     06/15/2005         75,000                   78,937
     Smiths Food & Drug Centers, Inc.. . . . . . . . .              11.250%     05/15/2007         50,000                   55,250
                                                                                                                        ----------
                                                                                                                           293,500
   FOOD PRODUCTS--(2.2%)
     Curtice-Burns Foods, Inc. . . . . . . . . . . . .              12.250%     02/01/2005         50,000                   51,750
     International Home Foods, Inc. (a). . . . . . . .              10.375%     11/01/2006         75,000                   78,188
     Specialty Foods Corporation . . . . . . . . . . .              11.250%     08/15/2003        125,000                   95,000
     Van De Kamp's, Inc. . . . . . . . . . . . . . . .              12.000%     09/15/2005         50,000                   55,125
                                                                                                                        ----------
                                                                                                                           280,063
   FOREST PRODUCTS--(3.2%)
     Four M Corporation. . . . . . . . . . . . . . . .              12.000%     06/01/2006         75,000                   78,375
     Repap New Brunswick, Inc. . . . . . . . . . . . .              10.625%     04/15/2005         75,000                   78,375
     Riverwood International Corporation . . . . . . .              10.875%     04/01/2008        100,000                   92,500
     S.D. Warren Company . . . . . . . . . . . . . . .              12.000%     12/15/2004         75,000                   80,719
     Stone Container Corporation . . . . . . . . . . .              11.500%     10/01/2004         75,000                   78,937
                                                                                                                        ----------
                                                                                                                           408,906
   HEALTHCARE--(2.5%)
     Dade International, Inc.. . . . . . . . . . . . .              11.125%     05/01/2006        100,000                  108,250
     Genesis Health Ventures, Inc. (a) . . . . . . . .               9.250%     10/01/2006         50,000                   51,375
     Prime Succession Acquisition
       Corporation (a) . . . . . . . . . . . . . . . .              10.750%     08/15/2004         50,000                   54,125
     Tenet Healthcare Corporation. . . . . . . . . . .              10.125%     03/01/2005        100,000                  110,500
                                                                                                                        ----------
                                                                                                                           324,250
   HOTELS, MOTELS, INNS & CASINOS--(0.4%)
     Courtyard by Marriott II LP . . . . . . . . . . .              10.750%     02/01/2008         50,000                   52,875
                                                                                                                        ----------
   INDUSTRIAL PRODUCTS & EQUIPMENT--(4.1%)
     Cabot Safety Acquisition Corporation. . . . . . .              12.500%     07/15/2005        100,000                  111,500
     Euramax International plc (a) . . . . . . . . . .              11.250%     10/01/2006         75,000                   77,625
     Hawk Corporation (a). . . . . . . . . . . . . . .              10.250%     12/01/2003         50,000                   51,125
     IMO Industries, Inc.. . . . . . . . . . . . . . .              11.750%     05/01/2006         50,000                   46,750
     International Knife & Saw, Inc. (a) . . . . . . .              11.375%     11/15/2006         50,000                   51,500
     Mettler Toledo, Inc.. . . . . . . . . . . . . . .               9.750%     10/01/2006        125,000                  131,562
     Unifrax Investment Corporation. . . . . . . . . .              10.500%     11/01/2003         50,000                   51,000
                                                                                                                        ----------
                                                                                                                           521,062
   LEISURE & ENTERTAINMENT--(5.4%)
     AMF Group, Inc. (b) . . . . . . . . . . . . . . .              11.165%     03/15/2006        200,000                  132,000
     Cobblestone Golf Group, Inc.. . . . . . . . . . .              11.500%     06/01/2003         75,000                   78,094
     Premier Parks, Inc. . . . . . . . . . . . . . . .              12.000%     08/15/2003         50,000                   54,625
     Six Flags Theme Parks, Inc. (b) . . . . . . . . .              10.355%     06/15/2005        150,000                  141,750
     Viacom, Inc.. . . . . . . . . . . . . . . . . . .               8.000%     07/07/2006        300,000                  289,875
                                                                                                                        ----------
                                                                                                                           696,344


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

                    NAME OF ISSUER                                 INTEREST     MATURITY         PRINCIPAL
                  AND TITLE OF ISSUE                                 RATE         DATE            AMOUNT                  VALUE
                  -------------------                                ----         ----            ------                  -----
CORPORATE BONDS
   MACHINERY & EQUIPMENT--(2.4%)
     Alvey Systems, Inc. . . . . . . . . . . . . . . .              11.375%     01/31/2003       $ 75,000               $   78,937
     Clark Material Handling Corporation (a) . . . . .              10.750%     11/15/2006         75,000                   77,813
     Primeco, Inc. . . . . . . . . . . . . . . . . . .              12.750%     03/01/2005         67,000                   76,380
     Tokheim Corporation (a) . . . . . . . . . . . . .              11.500%     08/01/2006         75,000                   79,875
                                                                                                                        ----------
                                                                                                                           313,005
   METALS & MINING--(0.6%)
     Royal Oaks Mines, Inc . . . . . . . . . . . . . .              11.000%     08/15/2006         75,000                   76,125
                                                                                                                        ----------
   OIL & GAS--(3.6%)
     Abraxas Petroleum Corporation (a) . . . . . . . .              11.500%     11/01/2004         50,000                   53,500
     Falcon Drilling Company, Inc. . . . . . . . . . .              12.500%     03/15/2005        100,000                  111,625
     Forcenergy, Inc.. . . . . . . . . . . . . . . . .               9.500%     11/01/2006        100,000                  104,250
     HS Resources, Inc. (a). . . . . . . . . . . . . .               9.250%     11/15/2006         50,000                   51,375
     Mesa Operating Company. . . . . . . . . . . . . .              10.625%     07/01/2006         50,000                   54,375
     United Meridian Corporation . . . . . . . . . . .              10.375%     10/15/2005         75,000                   82,312
                                                                                                                        ----------
                                                                                                                           457,437
   PRINTING & PUBLISHING--(2.0%)
     Affiliated Newspaper Investments,
       Inc. (b)  . . . . . . . . . . . . . . . . . . .              11.502%     07/01/2006        250,000                  205,000
     Petersen Publishing Company,
       L.L.C. (a). . . . . . . . . . . . . . . . . . .              11.125%     11/15/2006         50,000                   52,250
                                                                                                                        ----------
                                                                                                                           257,250
   RETAILERS--(0.6%)
     Brylane Capital Corporation . . . . . . . . . . .              10.000%     09/01/2003         75,000                   76,875
                                                                                                                        ----------
   SERVICES--(1.2%)
     Coinmach Corporation. . . . . . . . . . . . . . .              11.750%     11/15/2005         50,000                   53,875
     Intertek Finance plc (a). . . . . . . . . . . . .              10.250%     11/01/2006         50,000                   52,000
     Ryder TRS, Inc. (a) . . . . . . . . . . . . . . .              10.000%     12/01/2006         50,000                   52,000
                                                                                                                        ----------
                                                                                                                           157,875
   STEEL--(2.5%)
     Acme Metals, Inc. (b) . . . . . . . . . . . . . .              11.447%     08/01/2004         50,000                   51,500
     Bar Technologies, Inc.. . . . . . . . . . . . . .              13.500%     04/01/2001         25,000                   25,563
     Bayou Steel Corporation . . . . . . . . . . . . .              10.250%     03/01/2001         50,000                   46,000
     EnviroSource, Inc.. . . . . . . . . . . . . . . .               9.750%     06/15/2003         50,000                   46,750
     GS Technologies Operating
       Company, Inc. . . . . . . . . . . . . . . . . .              12.000%     09/01/2004        100,000                  103,875
     Republic Engineered Steels, Inc.. . . . . . . . .               9.875%     12/15/2001         50,000                   46,875
                                                                                                                        ----------
                                                                                                                           320,563
   SURFACE TRANSPORTATION--(3.2%)
     Gearbulk Holdings Ltd.. . . . . . . . . . . . . .              11.250%     12/01/2004        100,000                  110,000
     Statia Terminals International (a). . . . . . . .              11.750%     11/15/2003         75,000                   76,875
     Stena AB. . . . . . . . . . . . . . . . . . . . .              10.500%     12/15/2005        100,000                  108,000
     Trism, Inc. . . . . . . . . . . . . . . . . . . .              10.750%     12/15/2000        125,000                  120,000
                                                                                                                        ----------
                                                                                                                           414,875


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

                    NAME OF ISSUER                                 INTEREST     MATURITY         PRINCIPAL
                  AND TITLE OF ISSUE                                 RATE         DATE            AMOUNT                  VALUE
                  -------------------                                ----         ----            ------                  -----
CORPORATE BONDS
   TELECOMMUNICATIONS & CELLULAR--(8.3%)
     Brooks Fiber Properties, Inc. (b) . . . . . . . .              10.415%     03/01/2006       $250,000                 $166,875
     Cellular Communications
       International, Inc. (b) . . . . . . . . . . . .              10.455%     08/15/2000        100,000                   69,250
     Dial Call Communications, Inc. (b). . . . . . . .              13.382%     04/15/2004        100,000                   71,500
     Fonorola, Inc.. . . . . . . . . . . . . . . . . .              12.500%     08/15/2002         25,000                   27,219
     Intermedia Communications of
       Florida, Inc. (b) . . . . . . . . . . . . . . .              11.101%     05/15/2006        200,000                  131,500
     Millicom International Cellular
       S.A. (b)  . . . . . . . . . . . . . . . . . . .              12.245%     06/01/2006        150,000                   93,000
     Paging Network, Inc.. . . . . . . . . . . . . . .              10.000%     10/15/2008         75,000                   76,031
     Phonetel Technologies, Inc. . . . . . . . . . . .              12.000%     12/15/2006         50,000                   51,625
     Sygnet Wireless, Inc. . . . . . . . . . . . . . .              11.500%     10/01/2006         50,000                   51,625
     Teleport Communications Group,
       Inc. (b). . . . . . . . . . . . . . . . . . . .               9.833%     07/01/2007        125,000                   85,938
     USA Mobile Communications, Inc. . . . . . . . . .               9.500%     02/01/2004        125,000                  118,125
     Vanguard Cellular Systems, Inc. . . . . . . . . .               9.375%     04/15/2006        125,000                  125,937
                                                                                                                        ----------
                                                                                                                         1,068,625
   UTILITIES--(1.9%)
     California Energy Company, Inc. (b) . . . . . . .               9.123%     01/15/2004        175,000                  184,625
     El Paso Electric Company. . . . . . . . . . . . .               9.400%     05/01/2011         50,000                   52,949
                                                                                                                        ----------
                                                                                                                           237,574
                                                                                                                        ----------

       TOTAL CORPORATE BONDS--(Cost $10,571,484)                                                                86.6%   11,116,009
                                                                                                                        ----------
GOVERNMENT AND AGENCY SECURITY
   U.S. GOVERNMENT SECURITY--(3.9%)
     United States Treasury Note . . . . . . . . . . .               6.375%     08/15/2002        500,000                  503,140
                                                                                                                        ----------

      TOTAL GOVERNMENT AND AGENCY SECURITY--(Cost $509,453)                                                      3.9%      503,140
                                                                                                                        ----------
                                                                                                   SHARES
                                                                                                   ------
PREFERRED STOCKS
  BROADCAST RADIO & TELEVISION--(0.4%)
    Chancellor Broadcasting Company,
      PIK Pfd., 12.25% (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   500                   55,750
                                                                                                                        ----------
  PRINTING & PUBLISHING--(1.0%)
    K III Communications Corporation,
      Pfd., Series D, 10.00% (d)  . . . . . . . . . . . . . . . . . . . . . . . . .                   750                   73,313
    K III Communications Corporation,
      PIK Pfd., Series B, 11.625% . . . . . . . . . . . . . . . . . . . . . . . . .                   529                   53,610
                                                                                                                        ----------
                                                                                                                           126,923
  TELECOMMUNICATIONS & CELLULAR--(0.6%)
    PanAmSat Corporation, PIK Pfd.,
      12.75%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    65                   79,251
                                                                                                                        ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

                    NAME OF ISSUER
                  AND TITLE OF ISSUE                                                                SHARES                VALUE
                  -------------------                                                               ------                ------
PREFERRED STOCKS
   UTILITIES--(0.5%)
     El Paso Electric Company, PIK Pfd.,
       Series A, 11.40%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  542               $   60,230
                                                                                                                        ----------
       TOTAL PREFERRED STOCKS--(Cost $272,960)                                                                   2.5%      322,154
                                                                                                                        ----------

COMMON STOCKS
   BROADCAST RADIO & TELEVISION--(0.0%)
     CS Wireless Systems, Inc. (a) (d) . . . . . . . . . . . . . . . . . . . . . . .                   28                        0
     Pegasus Media & Communications,
       Inc. (a) (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    5                        0
                                                                                                                        ----------
                                                                                                                                 0
   CONSUMER PRODUCTS--(0.0%)
     Hosiery Corporation of America,
       Inc. (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   50                      275
                                                                                                                        ----------

   FOOD & DRUG RETAILERS--(0.1%)
     Grand Union Company (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3,535                   17,675
                                                                                                                        ----------
   PRINTING & PUBLISHING--(0.1%)
     Affiliated Newspaper Investments,
       Inc. (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  250                   15,000
                                                                                                                        ----------

       TOTAL COMMON STOCKS--(Cost $201,313)                                                                      0.3%       32,950
                                                                                                                        ----------
WARRANTS
   CABLE TELEVISION--(0.0%)
     Wireless One, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  150                      150
                                                                                                                        ----------
   CONSUMER PRODUCTS--(0.0%)
     IHF Capital, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  100                    6,012
                                                                                                                        ----------
   ECOLOGICAL SERVICES & EQUIPMENT--(0.0%)
     ICF Kaiser International, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .                  240                      150
                                                                                                                        ----------
   STEEL--(0.0%)
     Bar Technologies, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   25                    1,375
                                                                                                                        ----------
   TELECOMMUNICATIONS & CELLULAR--(0.0%)
     Cellular Communications
       International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  100                    2,000
     NEXTEL Communications, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .                  100                        2
                                                                                                                        ----------
                                                                                                                             2,002
                                                                                                                        ----------

       TOTAL WARRANTS--(Cost $1,558)                                                                             0.1%        9,689
                                                                                                                        ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996
                                 -CONTINUED-

            NAME OF ISSUER                                        INTEREST      MATURITY         PRINCIPAL
          AND TITLE OF ISSUE                                        RATE          DATE            AMOUNT                  VALUE
          ------------------                                        ----          ----            ------                  -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT--(5.8%)
       State Street Bank and Trust Company (e) . . . .              4.250%      01/02/1997        $741,175             $   741,000
                                                                                                                       -----------
         TOTAL SHORT TERM INVESTMENT--(Cost $741,000)                                                            5.8%      741,000
                                                                                                                       -----------
TOTAL INVESTMENTS--(Cost $12,297,768)                                                                           99.2%   12,724,942
OTHER ASSETS LESS LIABILITIES--                                                                                  0.8%      109,569
                                                                                                               ------  -----------
NET ASSETS--                                                                                                   100.0%  $12,834,511
                                                                                                               ------  -----------
                                                                                                               ------  -----------

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities aggregated $1,482,577 or 11.6% of the net assets of the Portfolio.

(b) Step bond.  Interest rate shown represents yield to maturity.

(c) On February 15, 1996 and August 15, 1996, Mid-American failed to make its scheduled interest payments. The Portfolio ceased earning income on this security on February 15, 1996. The Company is in discussions with its senior lending group and has hired an investment bank to evaluate its options.

(d) Non-income producing security.

(e) The repurchase agreement, dated 12/31/96, is fully collateralized by a United States Treasury Bond, 8.50%, 02/15/20, with a value of $760,117.


See notes to financial statements.

                       VARIABLE INVESTORS SERIES TRUST
                        MULTIPLE STRATEGIES PORTFOLIO
                          SCHEDULE OF INVESTMENTS
                            DECEMBER 31, 1996

                NAME OF ISSUER
               AND TITLE OF ISSUE                                                                       SHARES           VALUE
               ------------------                                                                       ------           -----
COMMON STOCKS
   AEROSPACE--(2.6%)
     McDonnell Douglas Corporation . . . . . . . . . . . . . . . . . . . . . . . . .                     4,800         $  307,200
     Precision Castparts Corporation . . . . . . . . . . . . . . . . . . . . . . . .                    10,500            521,062
                                                                                                                       ----------
                                                                                                                          828,262
   BANKS--(2.5%)
     Bankamerica Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,800            478,800
     Fifth Third Bancorp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,960            311,550
                                                                                                                       ----------
                                                                                                                          790,350
   CHEMICALS--(1.3%)
     Praxair, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,800            405,900
                                                                                                                       ----------
   COMMUNICATION EQUIPMENT--(0.7%)
     Andrew Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,200            222,863
                                                                                                                       ----------
   COMPUTER RELATED--(5.8%)
     3Com Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     5,300            388,887
     Cisco Systems, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    10,000            636,250
     Compaq Computer Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . .                     4,800            356,400
     First Data Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,200            299,300
     HBO & Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,100            184,063
                                                                                                                       ----------
                                                                                                                        1,864,900
   COMPUTER SERVICES--(2.1%)
     Computer Associates International, Inc. . . . . . . . . . . . . . . . . . . . .                     9,100            452,725
     Sterling Commerce, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,066            213,827
                                                                                                                       ----------
                                                                                                                          666,552
   COSMETICS & TOILETRIES--(1.3%)
     Gillette Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     5,520            429,180
                                                                                                                       ----------
   DRUGS--(3.8%)
     Amgen, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,600            358,875
     Cardinal Health, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,410            431,632
     Pfizer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,960            411,060
                                                                                                                       ----------
                                                                                                                        1,201,567
   ELECTRIC UTILITIES--(1.3%)
     AES Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,800            409,200
                                                                                                                       ----------
   ELECTRONICS--(3.2%)
     Adaptec, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,800            352,000
     C Cube Microsystems, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                     8,100            299,194
     Dynatech Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,400            371,700
                                                                                                                       ----------
                                                                                                                        1,022,894
   ENVIRONMENTAL--(1.6%)
     Thermo Electron Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .                    12,750            525,938
                                                                                                                       ----------


See notes to financial statements.

                       VARIABLE INVESTORS SERIES TRUST
                      MULTIPLE STRATEGIES PORTFOLIO
                         SCHEDULE OF INVESTMENTS
                            DECEMBER 31, 1996
                               -CONTINUED-

                NAME OF ISSUER
               AND TITLE OF ISSUE                                                                       SHARES            VALUE
               ------------------                                                                       ------            -----
 COMMON STOCKS
   FINANCIAL SERVICES--(5.4%)
     Finova Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,760         $  241,580
     Green Tree Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,200            278,100
     Money Store, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,100            168,512
     Sunamerica, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    10,200            452,625
     Travelers, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    12,720            577,170
                                                                                                                       ----------
                                                                                                                        1,717,987
   FOOD & BEVERAGES--(0.7%)
     Coca-Cola Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,000            210,500
                                                                                                                       ----------
   HEALTHCARE--(1.3%)
     Omnicare, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    13,000            417,625
                                                                                                                       ----------
   INSURANCE--(5.4%)
     Allstate Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,200            358,825
     American International Group, Inc.. . . . . . . . . . . . . . . . . . . . . . .                     3,460            374,545
     Conseco, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     9,700            618,375
     Frontier Insurance Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .                     9,700            371,025
                                                                                                                       ----------
                                                                                                                        1,722,770
   MACHINERY & EQUIPMENT--(1.6%)
     Bombardier, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    15,400            284,540
     Dover Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,780            240,195
                                                                                                                       ----------
                                                                                                                          524,735
   MEDICAL SUPPLIES & SERVICES--(2.4%)
     Healthcare Compare Corporation (a). . . . . . . . . . . . . . . . . . . . . . .                     5,000            211,875
     Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,600            378,100
     United States Surgical Corporation. . . . . . . . . . . . . . . . . . . . . . .                     4,800            189,000
                                                                                                                       ----------
                                                                                                                          778,975
   METALS--(1.3%)
     Oregon Metallurgical Corporation (a). . . . . . . . . . . . . . . . . . . . . .                     7,300            235,425
     Wyman-Gordon Company (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                     8,500            189,125
                                                                                                                       ----------
                                                                                                                          424,550
   OIL & GAS--(8.2%)
     ENSCO International, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                     1,000             48,500
     Helmerich & Payne, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,300            380,513
     Louisiana Land & Exploration Company. . . . . . . . . . . . . . . . . . . . . .                    13,200            707,850
     Oryx Energy Company (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    12,200            301,950
     Panenergy Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,000            315,000
     Transocean Offshore, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .                     9,500            594,937
     Williams Companies, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .                     7,500            281,250
                                                                                                                       ----------
                                                                                                                        2,630,000
   PACKAGING--(0.9%)
     Sealed Air Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                     6,820            283,883
                                                                                                                       ----------


See notes to financial statements.

                             VARIABLE INVESTORS SERIES TRUST
                              MULTIPLE STRATEGIES PORTFOLIO
                                 SCHEDULE OF INVESTMENTS
                                   DECEMBER 31, 1996
                                      -CONTINUED-

                NAME OF ISSUER
               AND TITLE OF ISSUE                                                                   SHARES            VALUE
               ------------------                                                                   ------            -----
COMMON STOCKS
   PETROLEUM SERVICES--(4.7%)
      Baker Hughes, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,800         $  338,100
      Rowan Companies, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20,400            461,550
      Smith International, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,100            408,362
      Tidewater, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,100            276,025
                                                                                                                   ----------
                                                                                                                    1,484,037
   PRINTING & PUBLISHING--(0.8%)
      Omnicom Group. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,900            269,925
                                                                                                                   ----------
   RETAIL-SPECIALTY--(2.6%)
      Consolidated Stores Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,375            365,422
      Gap, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,800            174,725
      Price Costco, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,093            278,711
                                                                                                                   ----------
                                                                                                                      818,858
   SOFTWARE--(3.8%)
      BMC Software, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18,080            748,060
      Microsoft Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,680            469,310
                                                                                                                   ----------
                                                                                                                    1,217,370
   TELECOMMUNICATIONS--(6.7%)
      ADC Telecommunications, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10,800            336,150
      Allied Signal, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,000            335,000
      Cascade Communications Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . .     8,900            490,613
      Sprint Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,000            279,125
      Tellabs, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13,200            496,650
      Worldcom, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,100            211,106
                                                                                                                   ----------
                                                                                                                    2,148,644
                                                                                                                   ----------

        TOTAL COMMON STOCKS--(Cost $18,294,287)                                                             72.2%  23,017,465
                                                                                                                   ----------
                                                                  INTEREST       MATURITY       PRINCIPAL
                                                                    RATE           DATE          AMOUNT
                                                                    ----           ----          ------
CONVERTIBLE BOND
   MEDICAL SUPPLIES & SERVICES--(0.8%)
     Alza Corporation. . . . . . . . . . . . . . . .               5.000%      05/01/2006        $ 250,000            245,000
                                                                                                                   ----------

       TOTAL CONVERTIBLE BOND--(Cost $240,217)                                                               0.8%     245,000
                                                                                                                   ----------
CORPORATE BONDS
   INDUSTRIALS--(1.6%)
     BP America, Inc.. . . . . . . . . . . . . . . .               8.500%      04/15/2001          250,000            267,662
     duPont (E.I.) deNemours . . . . . . . . . . . .               8.650%      12/01/1997          250,000            255,485
                                                                                                                   ----------

       TOTAL CORPORATE BONDS--(Cost $501,951)                                                                1.6%     523,147
                                                                                                                   ----------


See notes to financial statements.

                             VARIABLE INVESTORS SERIES TRUST
                              MULTIPLE STRATEGIES PORTFOLIO
                                 SCHEDULE OF INVESTMENTS
                                   DECEMBER 31, 1996
                                     -CONTINUED-

     NAME OF ISSUER                                              INTEREST      MATURITY           PRINIPAL
     AND TITLE OF ISSUE                                            RATE          DATE              AMOUNT              VALUE
     ------------------                                            ----          ----              ------              -----
GOVERNMENT AND AGENCY SECURITIES
  FEDERAL AGENCY--(1.2%)
    Government National Mortgage Association  . . .               6.000%      11/15/2008         $  125,423         $  121,817
    Government National Mortgage Association  . . .               6.500%      10/15/2008            127,909            126,688
    Government National Mortgage Association  . . .               7.000%      10/15/2008            122,814            123,774
                                                                                                                    ----------
                                                                                                                       372,279
  U.S. GOVERNMENT SECURITIES--(12.8%)
    United States Treasury Note . . . . . . . . . .               5.375%      05/31/1998            500,000            497,420
    United States Treasury Note . . . . . . . . . .               6.375%      08/15/2002            500,000            503,280
    United States Treasury Note . . . . . . . . . .               6.500%      05/31/2001            500,000           505,470
    United States Treasury Note . . . . . . . . . .               6.875%      05/15/2006          1,000,000          1,030,470
    United States Treasury Note . . . . . . . . . .               7.500%      01/31/1997            500,000            500,780
    United States Treasury Bond . . . . . . . . . .               7.250%      08/15/2022          1,000,000          1,057,810
                                                                                                                    ----------

                                                                                                                     4,095,230
                                                                                                                    ----------

       TOTAL GOVERNMENT AND AGENCY SECURITIES--(Cost $4,389,962)                                             14.0%   4,467,509
                                                                                                                    ----------
                                                                               MATURITY
                                                                                AMOUNT
                                                                                ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(11.0%)
    State Street Bank and Trust Company (b) . . . .               4.250%      01/02/1997          3,516,830          3,516,000
                                                                                                                   -----------
       TOTAL SHORT TERM INVESTMENT--(Cost $3,516,000)                                                        11.0%   3,516,000

TOTAL INVESTMENTS--(Cost $26,942,417)                                                                        99.6%  31,769,121
OTHER ASSETS LESS LIABILITIES--                                                                               0.4%     114,388
                                                                                                            -----  -----------
NET ASSETS--                                                                                                100.0% $31,883,509
                                                                                                            -----  -----------
                                                                                                            -----  -----------

      (a) Non-income producing security.

      (b) The repurchase agreement, dated 12/31/96, is fully collateralized by a United States Treasury Bond, 8.50%, 02/15/20, with a value of $3,588,751.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             TILT UTILITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   ELECTRIC UTILITIES--(38.1%)
     American Electric Power, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .                   7,900          $   324,887
     Atlantic Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,700               63,363
     Boston Edison Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     900               24,188
     Central Maine Power Company . . . . . . . . . . . . . . . . . . . . . . . . . .                  22,700              263,887
     Consolidated Edison Company . . . . . . . . . . . . . . . . . . . . . . . . . .                  22,600              661,050
     Delmarva Power & Light Company. . . . . . . . . . . . . . . . . . . . . . . . .                  19,700              401,387
     DQE, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  14,800              429,200
     Enova Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  19,500              443,625
     Entergy Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  17,200              477,300
     GPU, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  11,600              390,050
     LG & E Energy Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,900               95,550
     Long Island Lighting Company. . . . . . . . . . . . . . . . . . . . . . . . . .                  34,400              761,100
     Ohio Edison Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  30,700              698,425
     Rochester Gas & Electric Corporation. . . . . . . . . . . . . . . . . . . . . .                   6,100              116,663
     Texas Utilities Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,400               97,800
     Tuscon Electric Power Company (a) . . . . . . . . . . . . . . . . . . . . . . .                  15,300              254,362
                                                                                                                      -----------
                                                                                                                        5,502,837
   GAS & PIPELINE UTILITIES--(9.7%)
     Columbia Gas Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .                     400               25,450
     Consolidated Natural Gas Company. . . . . . . . . . . . . . . . . . . . . . . .                   2,900              160,225
     Pacific Enterprises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  13,200              400,950
     Panenergy Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  13,600              612,000
     Washington Gas Light Company. . . . . . . . . . . . . . . . . . . . . . . . . .                   8,900              201,363
                                                                                                                      -----------
                                                                                                                        1,399,988
   TECHNONLOGY--(0.7%)
     Lucent Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,171              100,409
                                                                                                                      -----------
   TELEPHONE--(49.8%)
     360 Communications Company (a). . . . . . . . . . . . . . . . . . . . . . . . .                  16,900              390,813
     Alltel Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  14,400              451,800
     Ameritech Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  11,300              685,062
     AT&T Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,700              291,450
     Bell Atlantic Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,500              679,875
     Bellsouth Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  16,000              646,000
     Century Telephone Enterprises, Inc. . . . . . . . . . . . . . . . . . . . . . .                  17,800              549,575
     GTE Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,900              723,450
     NYNEX Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  13,700              659,312
     Pacific Telesis Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  18,100              665,175
     SBC Communications, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .                  13,000              672,750
     Southern N E Telecommunications Corporation . . . . . . . . . . . . . . . . . .                  15,700              610,338
     Sprint Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,400              175,450
                                                                                                                      -----------
                                                                                                                        7,201,050
                                                                                                                      -----------

       TOTAL COMMON STOCKS--(Cost $11,937,642)                                                                 98.3%   14,204,284
                                                                                                                      -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             TILT UTILITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-


            NAME OF ISSUER                                         INTEREST
          AND TITLE OF ISSUE                                         RATE                          SHARES                VALUE
          ------------------                                         ----                          ------                -----
MUTUAL FUNDS--(1.4%)
     Dreyfus Cash Management Plus (b)  . . . . . . . .              5.320%                        200,546            $   200,546
                                                                                                                     -----------

       TOTAL MUTUAL FUNDS--(Cost $200,546)                                                                     1.4%      200,546
                                                                                                                     -----------

TOTAL INVESTMENTS--(Cost $12,138,188)                                                                         99.7%   14,404,830
OTHER ASSETS LESS LIABILITIES--                                                                                0.3%       42,775
                                                                                                             -----   -----------
NET ASSETS--                                                                                                 100.0%  $14,447,605
                                                                                                             -----   -----------
                                                                                                             -----   -----------

(a)  Non-income producing security.

(b)  Interest rate shown is the 7 day yield as of December 31, 1996.


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                        U.S. GOVERNMENT BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1996

                 NAME OF ISSUER                                    INTEREST      MATURITY            PRINCIPAL
              AND TITLE OF ISSUE                                      RATE         DATE                AMOUNT            VALUE
              ------------------                                      ----         ----                ------
GOVERNMENT AND AGENCY SECURITIES
   MORTGAGE BACKED SECURITIES--(43.5%)
       Federal Home Loan Mortgage
         Corporation (a) . . . . . . . . . . . . . . .               6.775%      11/01/2003         $  325,000         $  328,136
       Federal Home Loan Mortgage Corporation. . . . .               8.500%      01/01/2003            169,127            175,564
       Federal Home Loan Mortgage Corporation. . . . .               9.000%      03/01/2010            266,293            280,297
       Federal Home Loan Mortgage Corporation. . . . .               9.000%      06/01/2016            217,422            233,109
       Federal Home Loan Mortgage Corporation. . . . .               9.500%      04/01/2007            126,905            134,897
       Federal Home Loan Mortgage Corporation. . . . .              10.000%      10/01/2005            116,107            124,356
       Federal National Mortgage Association (a) . . .               6.869%      04/01/2020            168,184            173,814
       Federal National Mortgage Association . . . . .               9.000%      12/01/2026            505,000            532,775
       Federal National Mortgage Association . . . . .              10.000%      04/01/2020            131,597            144,344
       Federal National Mortgage Association . . . . .              12.500%      05/01/2015            565,368            653,746
       FHA Project Loan. . . . . . . . . . . . . . . .               3.025%      11/01/2006            439,780            382,151
       FHA Project Loan. . . . . . . . . . . . . . . .               7.500%      11/15/2030            275,000            272,336
       Government National Mortgage
         Association (a) . . . . . . . . . . . . . . .               6.500%      03/20/2018            313,332            318,173
       Government National Mortgage Association  . . .               7.500%      04/15/2024            257,486            257,969
       Government National Mortgage Association. . . .               9.000%      12/15/2006            250,259            264,697
       Government National Mortgage Association. . . .               9.000%      01/15/2008            368,156            389,490
                                                                                                                       ----------
                                                                                                                        4,665,854
   U.S. GOVERNMENT SECURITIES--(40.8%)
       United States Treasury Note . . . . . . . . . .               5.875%      11/30/2001            650,000            640,657
       United States Treasury Note . . . . . . . . . .               5.875%      11/15/2005            225,000            217,125
       United States Treasury Note . . . . . . . . . .               6.250%      07/31/1998            255,000            256,275
       United States Treasury Note . . . . . . . . . .               6.250%      02/15/2003            225,000            224,860
       United States Treasury Note . . . . . . . . . .               6.500%      04/30/1999            150,000            151,781
       United States Treasury Note . . . . . . . . . .               6.625%      06/30/2001            365,000            370,931
       United States Treasury Note . . . . . . . . . .               6.875%      07/31/1999            245,000            250,053
       United States Treasury Note . . . . . . . . . .               7.875%      08/15/2001            345,000            367,856
       United States Treasury Note . . . . . . . . . .               8.000%      08/15/1999            240,000            251,400
       United States Treasury Bond . . . . . . . . . .               6.000%      02/15/2026            200,000            182,000
       United States Treasury Bond . . . . . . . . . .               6.875%      08/15/2025            535,000            545,366
       United States Treasury Bond . . . . . . . . . .               7.500%      11/15/2024            115,000            125,781
       United States Treasury Bond . . . . . . . . . .              11.625%      11/15/2004            600,000            791,812
                                                                                                                       ----------
                                                                                                                        4,375,897
                                                                                                                       ----------
       TOTAL GOVERNMENT AND AGENCY SECURITIES--(Cost $9,011,989)                                                 84.2%  9,041,751
                                                                                                                       ----------


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                        U.S. GOVERNMENT BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1996
                                 -CONTINUED-

     NAME OF ISSUER                                                  INTEREST        MATURITY          PRINCIPAL
     AND TITLE OF ISSUE                                                RATE            DATE             AMOUNT            VALUE
     ------------------                                                ----            ----             ------            -----
CORPORATE BONDS
   ENTERTAINMENT--(2.8%)
       Time Warner, Inc. . . . . . . . . . . . . . . .               7.750%      06/15/2005         $  300,000         $  303,108
                                                                                                                       ----------

   FINANCIAL SERVICES--(8.6%)
       Countrywide Capital I . . . . . . . . . . . . .               8.000%      12/15/2026            385,000            384,538
       Wells Fargo Capital I . . . . . . . . . . . . .               7.960%      12/15/2026            540,000            539,956
                                                                                                                       ----------
                                                                                                                          924,494
   INSURANCE--(2.1%)
       American Re-insurance Corporation (b) . . . . .               7.450%      12/15/2026            225,000            225,133
                                                                                                                       ----------

         TOTAL CORPORATE BONDS--(Cost $1,459,951)                                                               13.5%   1,452,735
                                                                                                                       ----------

                                                                                                     MATURITY
                                                                                                      AMOUNT
                                                                                                      -------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT--(1.7%)
       State Street Bank and Trust Company (c) . . . .               4.250%      01/02/1997           $186,044            186,000
                                                                                                                       ----------

         TOTAL SHORT TERM INVESTMENT--(Cost $186,000)                                                            1.7%     186,000
                                                                                                                       ----------

TOTAL INVESTMENTS--(Cost $10,657,940)                                                                           99.5%  10,680,486
OTHER ASSETS LESS LIABILITIES--                                                                                  0.5%      53,135
                                                                                                               -----  -----------
NET ASSETS--                                                                                                   100.0% $10,733,621
                                                                                                               -----  -----------
                                                                                                               -----  -----------

(a) Variable rate security. Interest rate is the rate in effect at December 31, 1996.

(b) Pursuant to Rule 144A under the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, this security aggregated $225,133 or 2.1% of the net assets of the Portfolio.

(c) The repurchase agreement, dated 12/31/96, is fully collateralized by a United States Treasury Bond, 8.50%, 02/15/20, with a value of $193,145.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
  AUSTRALIA--(3.3%)
     Broken Hill Proprietary Company . . . . . . . . . . . . . . . . . . . . . . . .                  20,079           $  285,999
     CRA Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,580               40,503
     Memtec Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,509              114,354
     National Australia Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  11,754              138,271
     Sonic Healthcare Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 111,000              132,342
     WMC Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,000               94,547
                                                                                                                       ----------
                                                                                                                          806,016
  CANADA--(5.6%)
     Brascan Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000               89,097
     Canadian Occidental Petroleum Ltd.. . . . . . . . . . . . . . . . . . . . . . .                   6,100               98,229
     E L Financial Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,000               93,477
     Hudsons Bay Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,555               42,730
     Loewen Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500              136,749
     National Bank Canada Montreal Quebec. . . . . . . . . . . . . . . . . . . . . .                  31,900              321,493
     Potash Corporation Saskatchewan, Inc. . . . . . . . . . . . . . . . . . . . . .                   3,520              299,996
     Quebecor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  17,839              298,337
                                                                                                                       ----------
                                                                                                                        1,380,108
  FINLAND--(1.0%)
     Huhtamaki Oy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,300              107,000
     Kemira Oy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,200              128,609
                                                                                                                       ----------
                                                                                                                          235,609
  FRANCE--(4.4%)
     Axa . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,500              349,813
     Carrefour . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     150               97,600
     Credit Commerce France. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,601              120,312
     Lafarge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,900              233,992
     Michelin. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,500              134,962
     Society Elf Aquitaine . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,652              150,379
                                                                                                                       ----------
                                                                                                                        1,087,058
  GERMANY--(3.5%)
     Bayer AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,700              110,190
     Daimler Benz AG (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,500              103,327
     Hoechst AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,400              160,631
     Karstadt AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     300              101,378
     Schering AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     350               29,546
     Schmalbach Lubeca AG (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                     500              122,823
     SGL Carbon AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,800              226,930
                                                                                                                       ----------
                                                                                                                          854,825


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                            WORLD EQUITY PORTFOLIO
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1996
                                 -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   HONG KONG--(3.0%)
     HSBC Holdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  24,000           $  513,543
     Regal Hotels International. . . . . . . . . . . . . . . . . . . . . . . . . . .                 316,000              110,311
     Sime Darby HK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  88,000              110,932
                                                                                                                       ----------
                                                                                                                          734,786
   HUNGARY--(1.8%)
     Egis Gyogyszergyar. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,607              210,687
     Richter Gedeon Veg. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000              233,766
                                                                                                                       ----------
                                                                                                                          444,453
   ITALY--(1.9%)
     Telecom Italia. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  86,000              217,409
     Telecom Italia Mobilaire. . . . . . . . . . . . . . . . . . . . . . . . . . . .                  95,800              248,815
                                                                                                                       ----------
                                                                                                                          466,224
   JAPAN--(10.3%)
     Bridgestone Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12,000              227,960
     Fuji Photo Film Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  14,000              461,790
     Fujitsu . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  14,000              130,559
     Jusco Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,000              339,349
     Nichiei Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,000              147,656
     Sharp Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  18,000              256,455
     Sony Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,200              668,491
     Taisho Pharmaceutical Company . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000               70,719
     Toyota Motor Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000              230,032
                                                                                                                       ----------
                                                                                                                        2,533,011
   MALAYSIA--(0.9%)
     Genting Berhad. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12,000               82,677
     Sime Darby Berhad . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  35,000              137,893
                                                                                                                       ----------
                                                                                                                          220,570
   NETHERLANDS--(2.1%)
     Philips Electronic. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,750              273,675
     Van Ommeren Kon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,400              243,962
                                                                                                                       ----------
                                                                                                                          517,637
   SPAIN--(1.3%)
     BCO Santander SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,900              249,636
     Repsol SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,470               56,388
                                                                                                                       ----------
                                                                                                                          306,024


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                            WORLD EQUITY PORTFOLIO
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1996
                                 -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   SWEDEN--(4.5%)
     Asea AB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,000           $  226,396
     Astra AB Series A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500              172,950
     Astra AB Series B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,890               91,176
     Electrolux AB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,000              116,131
     Esselte AB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,100              223,625
     Trygg-Hansa AB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,400              101,350
     Volvo AB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,100              178,749
                                                                                                                       ----------
                                                                                                                        1,110,377
   SWITZERLAND--(2.4%)
     CS Holding AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,000              205,454
     Holderbank Financiere Glarus AG (a) . . . . . . . . . . . . . . . . . . . . . .                     130               92,850
     Nestle SA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     180              193,246
     Novartis AG (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      85               97,727
                                                                                                                       ----------
                                                                                                                          589,277
   UNITED KINGDOM--(7.8%)
     British Airways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,000              103,906
     British Telecom . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  37,700              255,122
     Compass Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  17,300              183,759
     Glaxo Holdings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  16,500              268,545
     Lloyds TSB Group. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  21,902              161,723
     London Clubs International. . . . . . . . . . . . . . . . . . . . . . . . . . .                  20,700              107,809
     London International Group. . . . . . . . . . . . . . . . . . . . . . . . . . .                  84,800              239,712
     Pearson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,300              195,280
     Premier Farnell . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,000              128,491
     Smithkline Beecham. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,827              122,190
     Vodafone Group. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  28,237              119,489
     Williams Holdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,900               34,771
                                                                                                                       ----------
                                                                                                                        1,920,797
   UNITED STATES--(44.3%)
     Action Performance Companies, Inc. (a). . . . . . . . . . . . . . . . . . . . .                  10,000              180,000
     Alternative Resources Corporation (a) . . . . . . . . . . . . . . . . . . . . .                   9,000              156,375
     Applebees International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000              165,000
     Aspect Telecommunications Corporation (a) . . . . . . . . . . . . . . . . . . .                   2,900              184,150
     Barret Business Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .                   9,400              143,350
     BJ Services Company (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,300              270,300
     Black Box Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,700               70,125
     Blyth Industries, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,800              127,750
     Cognex Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000               74,000
     Devry, Inc., Delaware (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .                  16,000              376,000
     Dura Automotive Systems, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . .                  30,000              675,000
     Emeritus Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,700              117,450
     Epic Design Technology, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . .                   8,000              200,000
     Falcon Drilling, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9,000              353,250


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
     UNITED STATES--(CONTINUED)
     Family Golf Centers, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500           $  105,437
     Furniture Brands International, Inc. (a). . . . . . . . . . . . . . . . . . . .                   7,000               98,000
     G & K Services Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,100               41,525
     Geoworks (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,500              159,250
     Gilead Sciences, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000              100,000
     Health Management Associates (a). . . . . . . . . . . . . . . . . . . . . . . .                  13,500              303,750
     HFS, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,000              418,250
     Hindalco Industries Ltd. GDR (b). . . . . . . . . . . . . . . . . . . . . . . .                   4,500              110,250
     Hudson Foods, Inc. Class A. . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,700              203,300
     IDEXX Laboratories, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   9,100              327,600
     Industrie Natuzzi Spa ADR . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,600              197,800
     Inso Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,400              214,650
     Lattice Semiconductor Corporation (a) . . . . . . . . . . . . . . . . . . . . .                   2,700              124,200
     Loehmann's, Inc. New (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,500              126,500
     Microchip Technology, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . .                   5,500              279,812
     Mossimo, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,700               21,038
     National Data Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,400              147,900
     Neurogen Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,150               60,638
     Newpark Resource, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,300              234,675
     Norrell Corporation Georgia . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,500               68,125
     Occusystems, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000              216,000
     OM Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,900              105,300
     Outdoor Systems, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,750              189,844
     P Common, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,300              127,388
     Pediatrix Medical Group (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000              110,625
     Project Software & Development, Inc. (a). . . . . . . . . . . . . . . . . . . .                   9,000              381,375
     Pulte Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,000              153,750
     Railtex, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,600              141,400
     Rental Service Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . .                   7,000              192,500
     Sports Authority, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,800              126,150
     Stone Energy Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   1,900               56,763
     Studio Plus Hotels, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   9,000              141,750
     Synopsys, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000              370,000
     TCF Financial Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000              348,000
     Telecomunicacoes Brasileras ADR . . . . . . . . . . . . . . . . . . . . . . . .                   1,500              114,750
     Teradyne, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000              146,250
     Thermedics, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000              145,000
     Tiffany & Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,200              117,200
     Toll Brothers, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,500              146,250
     Tower Automotive, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,500              140,625


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
     UNITED STATES--(CONTINUED)
     TSX Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,000          $   133,125
     United Meridian Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . .                   5,200              269,100
     USA Detergents, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,800              158,175
     USA Waste Services, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   5,500              175,313
     Winstar Communications, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . .                  11,000              231,000
                                                                                                                      -----------
                                                                                                                       10,873,083
                                                                                                                      -----------
       TOTAL COMMON STOCKS--(Cost $19,157,844)                                                                 98.1%   24,079,855
                                                                                                                      -----------
PREFERRED STOCKS
   BRAZIL--(0.7%)
     Companhia Vale do Rio Doce. . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,900              113,560
     Unibanco Uniao de Bancos. . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,900,000               61,986
                                                                                                                      -----------
                                                                                                                          175,546
   GERMANY--(0.4%)
     Grohe Friedrich AG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     380              104,952
                                                                                                                      -----------
   HUNGARY--(1.0%)
     OTP Bank. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12,900              231,353
                                                                                                                      -----------
       TOTAL PREFERRED STOCKS--(Cost $492,716)                                                                  2.1%      511,851
                                                                                                                      -----------

TOTAL INVESTMENTS--(Cost $19,650,560)                                                                         100.2%   24,591,706
OTHER ASSETS LESS LIABILITIES--                                                                                (0.2)%     (57,546)
                                                                                                             ------   -----------
NET ASSETS--                                                                                                  100.0%  $24,534,160
                                                                                                             ------   -----------
                                                                                                             ------   -----------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, this security aggregated $110,250 or 0.4% of the net assets of the Portfolio.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                DECEMBER 31, 1996

                                                  PERCENT OF
 INDUSTRY                                         NET ASSETS               VALUE
 --------                                         ----------               -----
 Apparel & Textiles. . . . . . . . . . .              0.2%              $   41,525
 Appliances. . . . . . . . . . . . . . .              6.6                1,610,552
 Automobiles . . . . . . . . . . . . . .              2.2                  549,406
 Automotive. . . . . . . . . . . . . . .              0.4                  103,327
 Automotive Parts. . . . . . . . . . . .              4.2                1,037,922
 Banking . . . . . . . . . . . . . . . .              8.2                2,003,773
 Broadcasting/Publishing . . . . . . . .              2.8                  683,461
 Building Materials. . . . . . . . . . .              0.1                   34,771
 Building Materials & Construction . . .              1.8                  431,795
 Business/Public Services. . . . . . . .              6.6                1,627,715
 Chemicals . . . . . . . . . . . . . . .              1.4                  344,098
 Computers & Business Equipment. . . . .              4.8                1,166,025
 Computer Software & Services. . . . . .              1.6                  385,750
 Conglomerates . . . . . . . . . . . . .              1.8                  447,550
 Datacommunications. . . . . . . . . . .              0.6                  147,900
 Drugs & Health Care . . . . . . . . . .              2.3                  562,118
 Electrical Equipment. . . . . . . . . .              1.0                  252,691
 Electronics . . . . . . . . . . . . . .              4.0                  990,142
 Energy Sources. . . . . . . . . . . . .              2.6                  647,758
 Fertilizer. . . . . . . . . . . . . . .              1.2                  299,996
 Financial Services. . . . . . . . . . .              2.0                  495,656
 Food & Beverages. . . . . . . . . . . .              0.8                  193,246
 Food Products . . . . . . . . . . . . .              1.5                  361,475
 Health & Personal Care. . . . . . . . .              9.7                2,386,487
 Hotels, Leisure & Tourism . . . . . . .              6.4                1,578,537
 Insurance . . . . . . . . . . . . . . .              2.2                  544,641
 Machinery Engineering . . . . . . . . .              0.8                  192,500
 Metals. . . . . . . . . . . . . . . . .              1.0                  245,299
 Misc. Materials . . . . . . . . . . . .              0.9                  226,930
 Oil Services. . . . . . . . . . . . . .              4.6                1,127,325
 Packaging . . . . . . . . . . . . . . .              0.5                  122,823
 Real Estate . . . . . . . . . . . . . .              1.2                  300,000
 Recreation. . . . . . . . . . . . . . .              0.9                  213,246
 Restaurants . . . . . . . . . . . . . .              0.7                  165,000
 Retail. . . . . . . . . . . . . . . . .              4.0                  971,944
 Telecommunications. . . . . . . . . . .              6.1                1,498,123
 Transportation. . . . . . . . . . . . .              2.0                  489,267
 Wholesale . . . . . . . . . . . . . . .              0.5                  110,932
                                                  -------               -----------
   TOTAL . . . . . . . . . . . . . . . . .          100.2%              $24,591,706
                                                  -------               -----------
                                                  -------               -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   AIRLINES--(2.4%)
     Atlas Air, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,900           $  329,475
                                                                                                                       ----------
   APPAREL--(4.8%)
     Nautica Enterprises, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                   7,400              186,850
     North Face, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,400              103,950
     St. John Knits, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,400              191,400
     Wolverine World Wide, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . .                   6,350              184,150
                                                                                                                       ----------
                                                                                                                          666,350
   APPLICATION SOFTWARE--(1.1%)
     Citrix Systems, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,900              152,344
                                                                                                                       ----------
   AUTO FINANCE--(1.1%)
     Oxford Resources Corporation (a). . . . . . . . . . . . . . . . . . . . . . . .                   4,700              145,112
                                                                                                                       ----------
   AUTO PARTS MANUFACTURERS--(0.8%)
     Miller Industries, Inc. Tennessee (a) . . . . . . . . . . . . . . . . . . . . .                   5,600              112,000
                                                                                                                       ----------
   CHEMICALS--(1.3%)
     Waters Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000              182,250
                                                                                                                       ----------
   CLIENT-SERVER HELP DESK--(1.4%)
     Remedy Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500              188,125
                                                                                                                       ----------
   CLIENT-SERVER SOFTWARE--(4.6%)
     Applix, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,100              111,563
     Network Appliance, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,700              137,362
     Project Software & Development, Inc. (a)  . . . . . . . . . . . . . . . . . . .                   5,600              237,300
     Scopus Technology (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,300              153,450
                                                                                                                       ----------
                                                                                                                          639,675
   COMPUTER SOFTWARE & SERVICES--(5.8%)
     Pegasystems, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,600              108,450
     Sapient Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,100               88,462
     Sykes Enterprises, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000              150,000
     Transaction Systems Architects, Inc. (a)  . . . . . . . . . . . . . . . . . . .                   5,700              189,525
     Verilink Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,900              162,925
     Viasoft, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,000               94,500
                                                                                                                       ----------
                                                                                                                          793,862
   CONNECTORS--(0.9%)
     Cable Design Technologies Corporation (a) . . . . . . . . . . . . . . . . . . .                   4,000              124,500
                                                                                                                       ----------
   CONSUMER FINANCE--(1.0%)
     Contifinancial Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . .                   4,000              144,500
                                                                                                                       ----------
   CONTRACT RESEARCH--(1.2%)
     Clintrials Research, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                   7,000              159,250
                                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   CORRECTIONAL SERVICES--(1.0%)
     Corrections Corporation of America  (a) . . . . . . . . . . . . . . . . . . . .                   4,600           $  140,875
                                                                                                                       ----------
   DESIGN-MANUFACTURING AUTOMATION--(0.8%)
     Epic Design Technology, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . .                   4,600              115,000
                                                                                                                       ----------
   DRUGS--(4.0%)
     Dura Pharmaceuticals, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . .                   4,900              233,975
     Jones Medical Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .                   5,400              197,775
     Medicis Pharmaceutical Corporation (a). . . . . . . . . . . . . . . . . . . . .                   2,600              114,400
                                                                                                                       ----------
                                                                                                                          546,150
   EDUCATIONAL SERVICES--(1.9%)
     ITT Educational Services, Inc. (a). . . . . . . . . . . . . . . . . . . . . . .                   5,450              126,031
     Learning Tree International, Inc. (a) . . . . . . . . . . . . . . . . . . . . .                   4,500              132,750
                                                                                                                       ----------
                                                                                                                          258,781
   ELECTRONICS--(0.4%)
     Input/Output, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,800               51,800
                                                                                                                       ----------
   EMPLOYMENT SERVICE--(1.3%)
     Corestaff, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,650              181,209
                                                                                                                       ----------
   ENVIRONMENTAL--(2.8%)
     Tetra Tech, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,675              112,081
     United Waste Systems, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . .                   7,900              271,563
                                                                                                                       ----------
                                                                                                                          383,644
   FINANCIAL SERVICES--(0.9%)
     Henry Jack & Associates, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .                   3,400              121,550
                                                                                                                       ----------
   FOOD RETAILERS--(2.2%)
     Einstein Noah Bagel Corporation (a) . . . . . . . . . . . . . . . . . . . . . .                   4,100              121,975
     Landrys Seafood Restaurant, Inc. (a). . . . . . . . . . . . . . . . . . . . . .                   3,900               83,363
     Papa Johns International, Inc. (a). . . . . . . . . . . . . . . . . . . . . . .                   3,075              103,781
                                                                                                                       ----------
                                                                                                                          309,119
   FURNITURE & APPLIANCES--(2.9%)
     Blyth Industries, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,700              214,437
     Chicago Miniature Lamp, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . .                   4,350              180,525
                                                                                                                       ----------
                                                                                                                          394,962
   HOTELS & RESTAURANTS--(1.3%)
     Wyndham Hotel Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . .                   7,200              177,300
                                                                                                                       ----------
   INFORMATION SYSTEMS--(0.6%)
     Medic Computer Systems, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . .                   2,200               88,688
                                                                                                                       ----------
   MANAGED CARE-DENTAL--(0.8%)
     Orthodontic Centers of America, Inc. (a)  . . . . . . . . . . . . . . . . . . .                   7,200              115,200
                                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   MEDIA--(1.5%)
     Emmis Broadcasting Corporation (a). . . . . . . . . . . . . . . . . . . . . . .                   3,300           $  108,075
     Heftel Broadcasting Corporation (a) . . . . . . . . . . . . . . . . . . . . . .                   3,300              103,950
                                                                                                                       ----------
                                                                                                                          212,025
   MEDICAL DEVICES--(0.5%)
     CNS, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,100               73,313
                                                                                                                       ----------
   MEDICAL SERVICES--(1.4%)
     Rural/Metro Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,200              187,200
                                                                                                                       ----------
   MEDICAL SUPPLIES & SERVICES--(1.5%)
     Compdent Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000              105,750
     Physician Sales & Service, Inc. (a) . . . . . . . . . . . . . . . . . . . . . .                   7,500              107,812
                                                                                                                       ----------
                                                                                                                          213,562
   METALS & MINING--(0.9%)
     RMI Titanium Company (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,200              118,125
                                                                                                                       ----------
   MISCELLANEOUS--(2.5%)
     Amresco, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,500              173,875
     Sirrom Capital Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,500              165,375
                                                                                                                       ----------
                                                                                                                          339,250
   NETWORKING--(0.4%)
     Premisys Communications, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . .                   1,800               60,750
                                                                                                                       ----------
   NETWORKING SECURITY--(1.1%)
     Security Dynamics Technology, Inc. (a). . . . . . . . . . . . . . . . . . . . .                   4,700              148,050
                                                                                                                       ----------
   NETWORKING SOFTWARE--(1.4%)
     Vitesse Semiconductor Corporation (a) . . . . . . . . . . . . . . . . . . . . .                   4,300              195,650
                                                                                                                       ----------
   PHYSICAL THERAPY CARE SPECIALTY--(3.5%)
     National Surgery Centers, Inc. (a). . . . . . . . . . . . . . . . . . . . . . .                   4,500              171,000
     Renal Treatment Centers, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . .                   6,400              163,200
     Total Renal Care Holdings, Inc. (a) . . . . . . . . . . . . . . . . . . . . . .                   4,200              152,250
                                                                                                                       ----------
                                                                                                                          486,450
   PHYSICIAN PRACTICE MANAGEMENT--(1.2%)
     Pediatrix Medical Group  (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   4,600              169,625
                                                                                                                       ----------
   PROFESSIONAL SERVICES--(0.7%)
     Nova Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,400               97,350
                                                                                                                       ----------
   RECREATION--(2.4%)
     Dover Downs Entertainment, Inc. (a) . . . . . . . . . . . . . . . . . . . . . .                   5,700              101,888
     Regal Cinemas, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,675              236,006
                                                                                                                       ----------
                                                                                                                          337,894


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   RETAIL-CATALOG--(2.1%)
     CDW Computer Centers, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . .                   3,250           $  192,766
     Insight Enterprises, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                   3,400               95,200
                                                                                                                       ----------
                                                                                                                          287,966
   RETAIL-OFFICE PRODUCTS--(1.3%)
     US Office Products Company (a). . . . . . . . . . . . . . . . . . . . . . . . .                   5,300              180,863
                                                                                                                       ----------
   RETAIL-SPECIALTY--(2.5%)
     Dollar Tree Stores, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500              133,875
     Finish Line, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9,700              204,912
                                                                                                                       ----------
                                                                                                                          338,787
   SEMICONDUCTOR MANUFACTURING--(2.0%)
     DSP Communications, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                  11,800              228,625
     Supertex, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500               45,937
                                                                                                                       ----------
                                                                                                                          274,562
   SOFTWARE-GENERAL--(8.3%)
     Inso Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,400               95,400
     JDA Software Group, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   3,800              108,300
     Rational Software Corporation (a) . . . . . . . . . . . . . . . . . . . . . . .                   8,500              336,281
     Veritas Software Company (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500              174,125
     Videoserver, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,300              182,750
     Visio Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,400              118,800
     Wind River Systems, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . .                   2,700              127,913
                                                                                                                       ----------
                                                                                                                        1,143,569
   SYSTEMS INTERGRATED VALUE ADDED RESELLERS--(3.6%)
     Cambridge Technology Partners (a) . . . . . . . . . . . . . . . . . . . . . . .                   4,500              151,031
     Computer Horizons Corporation (a) . . . . . . . . . . . . . . . . . . . . . . .                   5,100              196,350
     Technology Solutions Company (a). . . . . . . . . . . . . . . . . . . . . . . .                   3,500              145,250
                                                                                                                       ----------
                                                                                                                          492,631
   TELECOMMUNICATION EQUIPMENT--(0.8%)
     Allen Group, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,200              115,700
                                                                                                                       ----------
   TELEMARKETING--(1.6%)
     Precision Response Corporation (a). . . . . . . . . . . . . . . . . . . . . . .                   2,800               98,350
     Sitel Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9,000              127,125
                                                                                                                       ----------
                                                                                                                          225,475
   VOICE-CALL TRANSACTION PROCESSING--(4.3%)
     Aspect Telecommunications Corporation (a) . . . . . . . . . . . . . . . . . . .                   4,700              298,450
     Comverse Technology, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .                   5,100              192,844
     National Data Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,500              108,750
                                                                                                                       ----------
                                                                                                                          600,044
                                                                                                                       ----------

       TOTAL COMMON STOCKS--(Cost $10,815,337)                                                                 92.9%   12,820,562
                                                                                                                       ----------



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

          NAME OF ISSUER                          INTEREST           MATURITY          MATURITY
        AND TITLE OF ISSUE                          RATE               DATE             AMOUNT              VALUE
        ------------------                          ----               ----             ------              -----
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT--(9.1%)
    State Street Bank and Trust Company (b)..      4.250%           01/02/1997        $1,259,297          $ 1,259,000
                                                                                                          -----------

       TOTAL SHORT TERM INVESTMENT--(Cost $1,259,000)                                               9.1%    1,259,000
                                                                                                          -----------
TOTAL INVESTMENTS--(Cost $12,074,337)                                                             102.0%   14,079,562
OTHER ASSETS LESS LIABILITIES--                                                                    (2.0)%    (276,453)
                                                                                                  -----   -----------
NET ASSETS--                                                                                      100.0%  $13,803,109
                                                                                                  -----   -----------
                                                                                                  -----   -----------

(a)  Non-income producing security.

(b) The repurchase agreement, dated 12/31/96, is fully collateralized by a United States Treasury Bond, 7.875%, 11/15/07, with a value of $1,288,286.


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                          GROWTH AND INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1996

          NAME OF ISSUER
          AND TITLE OF ISSUE                                                                         SHARES               VALUE
          ------------------                                                                         ------               -----
COMMON STOCKS
   AEROSPACE & DEFENSE--(9.6%)
     Boeing Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     500           $   53,188
     General Motors Corporation Class H. . . . . . . . . . . . . . . . . . . . . . .                   3,800              213,750
     GRC International, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000               65,000
     Litton Industries, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,500              309,562
     Lockheed Martin Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,300              118,950
     Loral Space & Communications (a). . . . . . . . . . . . . . . . . . . . . . . .                   3,000               55,125
     Sundstrand Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000              170,000
                                                                                                                       ----------
                                                                                                                          985,575
   BANKS AND SAVINGS & LOANS--(15.9%)
     Bank of New York Co.,  Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,500              219,375
     Bankamerica Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,500              349,125
     Bankers Trust New York Corporation. . . . . . . . . . . . . . . . . . . . . . .                   3,500              301,875
     Chase Manhattan Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,200              285,600
     J.P. Morgan & Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,000               97,625
     PNC Bank Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,500              169,312
     Wells Fargo & Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     800              215,800
                                                                                                                       ----------
                                                                                                                        1,638,712
   BUSINESS SERVICES--(0.9%)
     First Data Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,500               91,250
                                                                                                                       ----------
   CAPITAL EQUIPMENT--(0.8%)
     Allied Signal, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,300               87,100
                                                                                                                       ----------
   COMMUNICATION & BROADCASTING--(2.7%)
     Infinity Broadcasting Corporation (a) Class A . . . . . . . . . . . . . . . . .                   6,500              218,562
     Spelling Entertainment Group, Inc. (a). . . . . . . . . . . . . . . . . . . . .                   8,500               62,688
                                                                                                                       ----------
                                                                                                                          281,250
   COMPUTERS--(1.6%)
     Informix Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,500               50,938
     Newbridge Networks Corporation (a). . . . . . . . . . . . . . . . . . . . . . .                   4,000              113,000
                                                                                                                       ----------
                                                                                                                          163,938
   COMPUTERS & BUSINESS EQUIPMENT--(6.8%)
     Amdahl Corporation (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12,000              145,500
     Hewlett Packard Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,500               75,375
     Honeywell, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,800              381,350
     Sun Microsystems, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . .                   4,000              102,750
                                                                                                                       ----------
                                                                                                                          704,975
   CONSUMER DURABLES--(3.0%)
     Ford Motor Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,000              255,000
     General Motors Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,000               55,750
                                                                                                                       ----------
                                                                                                                          310,750
   ELECTRONICS--(1.6%)
     General Instrument Corporation (a). . . . . . . . . . . . . . . . . . . . . . .                   3,400               73,525
     VeriFone, Inc. (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000               88,500
                                                                                                                       ----------
                                                                                                                          162,025


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   -CONTINUED-

            NAME OF ISSUER
          AND TITLE OF ISSUE                                                                            SHARES            VALUE
          ------------------                                                                            ------            -----
COMMON STOCKS
   TRANSPORTATION--(2.4%)

     CSX Corporation . . . . . . . . . . . . . . . . .                                                   3,000         $  126,750
     Southwest Airlines Company. . . . . . . . . . . .                                                   5,500            121,687
                                                                                                                       ----------
                                                                                                                          248,437
                                                                                                                       ----------
       TOTAL COMMON STOCKS--(Cost $8,717,875)                                                                    90.5%  9,317,637
                                                                                                                       ----------
            NAME OF ISSUER                                         INTEREST       MATURITY           MATURITY
          AND TITLE OF ISSUE                                         RATE           DATE              AMOUNT
          ------------------                                         ----           ----              ------

SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT--(9.4%)
       State Street Bank and Trust Company (b)..                     5.000%      01/02/1997           $969,269            969,000
                                                                                                                      -----------

       TOTAL SHORT TERM INVESTMENT--(Cost $969,000)                                                              9.4%     969,000
                                                                                                                      -----------

TOTAL INVESTMENTS--(Cost $9,686,875)                                                                            99.9%  10,286,637
OTHER ASSETS LESS LIABILITIES--                                                                                  0.1%      13,409
                                                                                                               -----  -----------
NET ASSETS--                                                                                                   100.0% $10,300,046
                                                                                                               -----  -----------
                                                                                                               -----  -----------

(a)  Non-income producing security.

(b) The repurchase agreement, dated 12/31/96, is fully collateralized by a United States Treasury Bond, 8.50%, 02/15/20, with a value of $990,645.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

                                                         CASH             COMMON        HIGH INCOME       MULTIPLE
                                                       MANAGEMENT         STOCK            BOND          STRATEGIES
                                                       PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       ---------         ---------       ---------       ---------
ASSETS
  Investments - securities, at value . . . . . . . .  $  8,948,541     $ 53,326,501     $ 11,983,942    $ 28,253,121
  Investments - repurchase agreements. . . . . . . .             0        1,370,000          741,000       3,516,000
  Foreign currency holdings, at value (Cost $3,409).             0                0                0               0
  Cash . . . . . . . . . . . . . . . . . . . . . . .        27,786              791              369             991
  Income receivable. . . . . . . . . . . . . . . . .         4,477           18,362          229,540          87,488
  Receivable for securities sold . . . . . . . . . .             0                0          124,581               0
  Unrealized appreciation on forward currency
    contracts. . . . . . . . . . . . . . . . . . . .             0                0                0               0
  Receivable for trust shares sold . . . . . . . . .             0           51,715               48         101,189
  Foreign income tax reclaim receivable. . . . . . .             0                0                0               0
  Due from adviser . . . . . . . . . . . . . . . . .        10,963                0            6,092           2,593
                                                      ------------     ------------     ------------    ------------
       TOTAL ASSETS. . . . . . . . . . . . . . . . .     8,991,767       54,767,369       13,085,572      31,961,382
LIABILITIES
  Payable for securities purchased . . . . . . . . .             0                0          166,718               0
  Unrealized depreciation on forward currency
    contracts. . . . . . . . . . . . . . . . . . . .             0                0                0               0
  Payable to custodian . . . . . . . . . . . . . . .             0                0                0               0
  Advisory fee payable . . . . . . . . . . . . . . .         4,344           32,567            7,183          18,177
  Accounts payable and accrued expenses. . . . . . .        57,648           66,084           51,934          54,612
  Payable for trust shares redeemed. . . . . . . . .         6,903          103,966           25,226           5,084
                                                      ------------     ------------     ------------    ------------
       TOTAL LIABILITIES . . . . . . . . . . . . . .        68,895          202,617          251,061          77,873
                                                      ------------     ------------     ------------    ------------
       TOTAL NET ASSETS. . . . . . . . . . . . . . .  $  8,922,872     $ 54,564,752     $ 12,834,511    $ 31,883,509
                                                      ------------     ------------     ------------    ------------
                                                      ------------     ------------     ------------    ------------
NET ASSETS
  Capital paid - in. . . . . . . . . . . . . . . . .  $  8,923,612     $ 38,955,378     $ 12,804,330    $ 26,796,764
  Undistributed (distributions in
    excess of) net investment income . . . . . . . .             0                0          (44,464)          9,919
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions. .         (740)          785,569         (352,529)        250,122
  Net unrealized appreciation of:
    Investments. . . . . . . . . . . . . . . . . . .             0       14,823,805          427,174       4,826,704
    Foreign currency . . . . . . . . . . . . . . . .             0                0                0               0
                                                      ------------     ------------     ------------    ------------
      TOTAL NET ASSETS . . . . . . . . . . . . . . .  $  8,922,872     $ 54,564,752     $ 12,834,511    $ 31,883,509
                                                      ------------     ------------     ------------    ------------
                                                      ------------     ------------     ------------    ------------

NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value). . . . . . . . . . .  $      1.000     $     30.623     $      9.173    $     12.699
  Total shares outstanding at end of period. . . . .     8,923,612        1,781,846        1,399,203       2,510,680
  Cost of investment securities. . . . . . . . . . .  $  8,948,541     $ 39,872,696     $ 12,297,768    $ 26,942,417

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996
                                    -CONTINUED-

                                                         TILT             U.S.            WORLD
                                                        UTILITY      GOVERNMENT BOND      EQUITY
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                       ---------        ---------        ---------
ASSETS
  Investments - securities, at value . . . . . . . .  $ 14,404,830     $ 10,494,486     $ 24,591,706
  Investments - repurchase agreements. . . . . . . .             0          186,000                0
  Foreign currency holdings, at value (Cost $3,409).             0                0            3,365
  Cash . . . . . . . . . . . . . . . . . . . . . . .        54,105              949                0
  Income receivable. . . . . . . . . . . . . . . . .        68,285          113,861           19,087
  Receivable for securities sold . . . . . . . . . .       140,779            2,422           69,844
  Unrealized appreciation on forward currency
    contracts. . . . . . . . . . . . . . . . . . . .             0                0           79,848
  Receivable for trust shares sold . . . . . . . . .         7,696            1,424          114,115
  Foreign income tax reclaim receivable. . . . . . .             0                0            4,302
  Due from adviser . . . . . . . . . . . . . . . . .         2,884            7,223            3,144
                                                      ------------     ------------     ------------
       TOTAL ASSETS. . . . . . . . . . . . . . . . .    14,678,579       10,806,365       24,885,411
LIABILITIES
  Payable for securities purchased . . . . . . . . .             0                0          165,728
  Unrealized depreciation on forward currency
    contracts. . . . . . . . . . . . . . . . . . . .             0                0           16,737
  Payable to custodian . . . . . . . . . . . . . . .             0                0           84,583
  Advisory fee payable . . . . . . . . . . . . . . .         8,141            5,501           14,102
  Accounts payable and accrued expenses. . . . . . .        51,915           48,567           61,677
  Payable for trust shares redeemed. . . . . . . . .       170,918           18,676            8,424
                                                      ------------     ------------     ------------
       TOTAL LIABILITIES . . . . . . . . . . . . . .       230,974           72,744          351,251
                                                      ------------     ------------     ------------
       TOTAL NET ASSETS. . . . . . . . . . . . . . .  $ 14,447,605     $ 10,733,621     $ 24,534,160
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------
NET ASSETS
  Capital paid - in. . . . . . . . . . . . . . . . .  $ 11,908,437     $ 10,681,891     $ 19,259,948
  Undistributed (distributions in
    excess of) net investment income . . . . . . . .        50,423           21,757          127,481
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions. .       222,103            7,427          143,454
  Net unrealized appreciation of:
    Investments. . . . . . . . . . . . . . . . . . .     2,266,642           22,546        4,941,102
    Foreign currency . . . . . . . . . . . . . . . .             0                0           62,175
                                                      ------------     ------------     ------------
      TOTAL NET ASSETS . . . . . . . . . . . . . . .  $ 14,447,605     $ 10,733,621     $ 24,534,160
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------

NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value). . . . . . . . . . .  $     15.254     $      9.938     $     15.062
  Total shares outstanding at end of period. . . . .       947,157        1,080,081        1,628,910
  Cost of investment securities. . . . . . . . . . .  $ 12,138,188     $ 10,657,940     $ 19,650,560


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996
                                   -CONTINUED-

                                                                         GROWTH &
                                                       SMALL CAP         INCOME
                                                       PORTFOLIO        PORTFOLIO
                                                       ---------        ---------
ASSETS
  Investments - securities, at value . . . . . . . .  $ 12,820,562     $  9,317,637
  Investments - repurchase agreements. . . . . . . .     1,259,000          969,000
  Foreign currency holdings, at value. . . . . . . .             0                0
  Cash . . . . . . . . . . . . . . . . . . . . . . .           178               25
  Income receivable. . . . . . . . . . . . . . . . .           406            7,007
  Receivable for securities sold . . . . . . . . . .         8,627          152,202
  Unrealized appreciation on forward currency
    contracts. . . . . . . . . . . . . . . . . . . .             0                0
  Receivable for trust shares sold . . . . . . . . .        50,092           17,400
  Foreign income tax reclaim receivable. . . . . . .             0                0
  Due from adviser . . . . . . . . . . . . . . . . .         6,344            4,751
                                                      ------------     ------------
      TOTAL ASSETS . . . . . . . . . . . . . . . . .    14,145,209       10,468,022
LIABILITIES
  Payable for securities purchased . . . . . . . . .       227,440           25,578
  Unrealized depreciation on forward currency
    contracts. . . . . . . . . . . . . . . . . . . .             0                0
  Payable to custodian . . . . . . . . . . . . . . .             0                0
  Advisory fee payable . . . . . . . . . . . . . . .         9,687            6,327
  Accounts payable and accrued expenses. . . . . . .        67,271           52,772
  Payable for trust shares redeemed. . . . . . . . .        37,702           83,299
                                                      ------------     ------------
      TOTAL LIABILITIES. . . . . . . . . . . . . . .       342,100          167,976
                                                      ------------     ------------
      TOTAL NET ASSETS . . . . . . . . . . . . . . .  $ 13,803,109     $ 10,300,046
                                                      ------------     ------------
                                                      ------------     ------------

NET ASSETS
  Capital paid - in. . . . . . . . . . . . . . . . .  $ 11,803,182      $ 9,849,523
  Undistributed (distributions in
    excess of) net investment income . . . . . . . .             0                0
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions. .        (5,298)        (149,239)
  Net unrealized appreciation of:
    Investments. . . . . . . . . . . . . . . . . . .     2,005,225          599,762
    Foreign currency . . . . . . . . . . . . . . . .             0                0
                                                      ------------     ------------
      TOTAL NET ASSETS . . . . . . . . . . . . . . .  $ 13,803,109     $ 10,300,046
                                                      ------------     ------------
                                                      ------------     ------------

NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value). . . . . . . . . . .  $     16.050     $     12.421
  Total shares outstanding at end of period. . . . .       860,011          829,257
  Cost of investment securities. . . . . . . . . . .  $ 12,074,337     $  9,686,875


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          CASH            COMMON
                                                       MANAGEMENT         STOCK
                                                       PORTFOLIO        PORTFOLIO
                                                       ----------       ---------
INVESTMENT INCOME
  Dividend income. . . . . . . . . . . . . . . . . .  $          0     $    345,330
  Interest income. . . . . . . . . . . . . . . . . .       666,415          118,860
  Foreign taxes withheld . . . . . . . . . . . . . .             0           (1,111)
                                                      ------------     ------------
      TOTAL INCOME . . . . . . . . . . . . . . . . .       666,415          463,079
EXPENSES
  Investment management fee. . . . . . . . . . . . .        61,368          343,480
  Administrative fee . . . . . . . . . . . . . . . .        30,524          118,438
  Custodian fee. . . . . . . . . . . . . . . . . . .        51,145           52,383
  Audit fee and expenses . . . . . . . . . . . . . .        14,777           14,777
  Legal fee. . . . . . . . . . . . . . . . . . . . .        10,000           10,000
  Trustees fee and expenses. . . . . . . . . . . . .         7,111            7,111
  Printing expenses. . . . . . . . . . . . . . . . .         5,000            5,000
  Transfer agent fee . . . . . . . . . . . . . . . .         4,675            4,675
  Insurance. . . . . . . . . . . . . . . . . . . . .         3,752           16,282
  Other. . . . . . . . . . . . . . . . . . . . . . .         1,062            3,680
  Expenses borne by the adviser. . . . . . . . . . .       (97,435)               0
  Expense reductions . . . . . . . . . . . . . . . .          (304)             (23)
                                                      ------------     ------------
    TOTAL EXPENSES . . . . . . . . . . . . . . . . .        91,675          575,803
                                                      ------------     ------------
    NET INVESTMENT INCOME (LOSS) . . . . . . . . . .       574,740         (112,724)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments. . . . . . .          (740)       3,885,594
Net realized gain (loss) on foreign currency
  transactions . . . . . . . . . . . . . . . . . . .             0                4
Change in unrealized appreciation (depreciation) of:
  Investments. . . . . . . . . . . . . . . . . . . .             0        7,359,129
  Foreign currency . . . . . . . . . . . . . . . . .             0                0
                                                      ------------     ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS). . . . .          (740)      11,244,727
                                                      ------------     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . .  $    574,000     $ 11,132,003
                                                      ------------     ------------
                                                      ------------     ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   -CONTINUED-

                                                       HIGH INCOME       MULTIPLE          TILT               U.S.
                                                          BOND          STRATEGIES        UTILITY       GOVERNMENT BOND
                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                        ---------       ----------       ---------         ---------
INVESTMENT INCOME
  Dividend income. . . . . . . . . . . . . . . . . .  $      3,756     $    135,473     $    768,907     $          0
  Interest income. . . . . . . . . . . . . . . . . .       872,619          518,120            1,239          730,212
  Foreign taxes withheld . . . . . . . . . . . . . .             0             (443)               0                0
                                                      ------------     ------------     ------------     ------------
    TOTAL INCOME . . . . . . . . . . . . . . . . . .       876,375          653,150          770,146          730,212

EXPENSES
  Investment management fee. . . . . . . . . . . . .        67,009          193,474          102,375           66,078
  Administrative fee . . . . . . . . . . . . . . . .        24,294           66,999           38,545           28,109
  Custodian fee. . . . . . . . . . . . . . . . . . .        53,771           51,171           42,372           42,720
  Audit fee and expenses . . . . . . . . . . . . . .        14,777           14,777           14,777           14,777
  Legal fee. . . . . . . . . . . . . . . . . . . . .        10,000           10,000           10,000           10,000
  Trustees fee and expenses. . . . . . . . . . . . .         7,111            7,111            7,111            7,111
  Printing expenses. . . . . . . . . . . . . . . . .         5,000            5,000            5,000            5,000
  Transfer agent fee . . . . . . . . . . . . . . . .         4,675            4,675            4,675            4,675
  Insurance. . . . . . . . . . . . . . . . . . . . .         3,284           10,062            6,142            4,194
  Other. . . . . . . . . . . . . . . . . . . . . . .           902            2,278            1,530                0
  Expenses borne by the adviser. . . . . . . . . . .       (75,882)         (33,862)         (51,109)         (89,049)
  Expense reductions . . . . . . . . . . . . . . . .        (1,835)             (25)          (1,009)            (409)
                                                      ------------     ------------     ------------     ------------
    TOTAL EXPENSES . . . . . . . . . . . . . . . . .       113,106          331,660          180,409           93,206
                                                      ------------     ------------     ------------     ------------
    NET INVESTMENT INCOME (LOSS) . . . . . . . . . .       763,269          321,490          589,737          637,006

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments. . . . . . .       284,309        3,291,193          587,821          115,107
Net realized gain (loss) on foreign currency
  transactions . . . . . . . . . . . . . . . . . . .             0           17,576                0                0
Change in unrealized appreciation (depreciation) of:
  Investments. . . . . . . . . . . . . . . . . . . .       287,545        1,125,428         (546,460)        (496,161)
  Foreign currency . . . . . . . . . . . . . . . . .             0                0                0                0
                                                      ------------     ------------     ------------     ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS). . . . .       571,854        4,434,197           41,361         (381,054)
                                                      ------------     ------------     ------------     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . .  $  1,335,123     $  4,755,687     $    631,098     $    255,952
                                                      ------------     ------------     ------------     ------------
                                                      ------------     ------------     ------------     ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   -CONTINUED-

                                                          WORLD                           GROWTH &
                                                          EQUITY        SMALL CAP         INCOME
                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                        ---------       ---------        ---------
INVESTMENT INCOME
  Dividend income. . . . . . . . . . . . . . . . . .  $    215,697     $      3,998     $     77,639
  Interest income. . . . . . . . . . . . . . . . . .        93,286           34,600           70,188
  Foreign taxes withheld . . . . . . . . . . . . . .       (24,983)               0           (1,032)
                                                      ------------     ------------     ------------
    TOTAL INCOME . . . . . . . . . . . . . . . . . .       284,000           38,598          146,795

EXPENSES
  Investment management fee. . . . . . . . . . . . .       153,378           73,697           53,346
  Administrative fee . . . . . . . . . . . . . . . .        53,330           52,370           38,825
  Custodian fee. . . . . . . . . . . . . . . . . . .        71,173           36,846           52,325
  Audit fee and expenses . . . . . . . . . . . . . .        14,777           14,777           14,777
  Legal fee. . . . . . . . . . . . . . . . . . . . .        10,000           10,000           10,000
  Trustees fee and expenses. . . . . . . . . . . . .         7,111            7,111            6,666
  Printing expenses. . . . . . . . . . . . . . . . .         5,000            5,000            5,000
  Transfer agent fee . . . . . . . . . . . . . . . .         4,675            4,675            4,675
  Insurance. . . . . . . . . . . . . . . . . . . . .         7,065            1,479            1,455
  Other. . . . . . . . . . . . . . . . . . . . . . .         1,712              376              309
  Expenses borne by the adviser. . . . . . . . . . .       (64,846)         (89,290)         (97,776)
  Expense reductions . . . . . . . . . . . . . . . .          (396)            (171)            (925)
                                                      ------------     ------------     ------------
    TOTAL EXPENSES . . . . . . . . . . . . . . . . .       262,979          116,870           88,677
                                                      ------------     ------------     ------------
    NET INVESTMENT INCOME (LOSS) . . . . . . . . . .        21,021          (78,272)          58,118

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments. . . . . . .       878,643           (1,760)        (135,171)
Net realized gain (loss) on foreign currency
  transactions . . . . . . . . . . . . . . . . . . .      (170,197)               0                0
Change in unrealized appreciation (depreciation) of:
  Investments. . . . . . . . . . . . . . . . . . . .     1,675,486        1,590,340          505,901
  Foreign currency . . . . . . . . . . . . . . . . .        47,547                0                0
                                                      ------------     ------------     ------------

    NET REALIZED AND UNREALIZED GAIN (LOSS). . . . .     2,431,479        1,588,580          370,730
                                                      ------------     ------------     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . .  $  2,452,500     $  1,510,308     $    428,848
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                         CASH MANAGEMENT PORTFOLIO        COMMON STOCK PORTFOLIO
                                        YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                                         12/31/96        12/31/95         12/31/96       12/31/95
                                         --------        --------         --------       --------
INCREASE (DECREASE) IN NET ASSETS
 From operations:
  Net investment income (loss) . . .   $    574,740    $    522,535    $   (112,724)   $      2,498
  Net realized gain (loss) on
   investments . . . . . . . . . . .           (740)             65       3,885,594       4,418,581
  Net realized gain (loss) on
   foreign currency transactions . .              0               0               4             899
  Change in unrealized appreciation
   (depreciation) of:
   Investments . . . . . . . . . . .              0               0       7,359,129       7,157,127
   Foreign currency. . . . . . . . .              0               0               0               0
                                       ------------    ------------    ------------    ------------

  Net increase in net assets
   resulting from operations . . . .        574,000         522,600      11,132,003      11,579,105
 Dividends and distributions to
  Shareholders from:
  Net investment income. . . . . . .       (574,740)       (522,535)              0        (267,715)
  Net realized gain on investments .              0             (53)     (3,224,517)     (2,264,091)
 Dividends and distributions to
  Shareholders in excess of:
  Net investment income. . . . . . .              0               0          (2,498)              0
  Net realized gain on investments .              0               0               0               0
 Trust share transactions  . . . . .     (1,172,111)      1,897,366       3,741,040       3,056,280
                                       ------------    ------------    ------------    ------------
   TOTAL INCREASE (DECREASE) . . . .     (1,172,851)      1,897,378      11,646,028      12,103,579
 Net assets
  Beginning of period. . . . . . . .     10,095,723       8,198,345      42,918,724      30,815,145
                                       ------------    ------------    ------------    ------------
  END OF PERIOD (1). . . . . . . . .   $  8,922,872    $ 10,095,723    $ 54,564,752    $ 42,918,724
                                       ------------    ------------    ------------    ------------
                                       ------------    ------------    ------------    ------------
  (1) Including undistributed
  (distributions in excess of)
  net investment income  . . . . . .   $          0    $          0    $          0    $      2,498


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   -CONTINUED-

                                        HIGH INCOME BOND PORTFOLIO    MULTIPLE STRATEGIES PORTFOLIO       TILT UTILITY PORTFOLIO
                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                         12/31/96        12/31/95        12/31/96        12/31/95        12/31/96        12/31/95
                                         --------        --------        --------        --------        --------        --------
INCREASE (DECREASE) IN NET ASSETS
 From operations:
  Net investment income (loss) . . .   $    763,269    $    730,675    $    321,490    $    271,086    $    589,737    $    547,641
  Net realized gain (loss) on
   investments . . . . . . . . . . .        284,309         (19,728)      3,291,193       2,272,079         587,821         346,305
  Net realized gain (loss) on
   foreign currency transactions . .              0           3,252          17,576               3               0               0
  Change in unrealized appreciation
   (depreciation) of:
   Investments . . . . . . . . . . .        287,545         723,665       1,125,428       3,961,315        (546,460)      3,179,720
   Foreign currency. . . . . . . . .              0               0               0               0               0               0
                                       ------------    ------------    ------------    ------------    ------------    ------------

  Net increase in net assets
   resulting from operations . . . .      1,335,123       1,437,864       4,755,687       6,504,483         631,098       4,073,666
 Dividends and distributions to
  Shareholders from:
  Net investment income. . . . . . .       (763,269)       (730,675)       (321,490)       (270,194)       (589,737)       (481,008)
  Net realized gain on investments .              0               0      (3,160,559)     (2,115,878)       (476,096)       (286,632)
 Dividends and distributions to
  Shareholders in excess of:
  Net investment income. . . . . . .        (60,285)        (43,548)            (95)              0            (100)              0
  Net realized gain on investments .              0               0               0               0               0               0
 Trust share transactions  . . . . .      3,559,102         329,113       4,230,258       1,111,737      (1,135,870)        400,523
                                       ------------    ------------    ------------    ------------    ------------    ------------
   TOTAL INCREASE (DECREASE) . . . .      4,070,671         992,754       5,503,801       5,230,148      (1,570,705)      3,706,549
 Net assets
  Beginning of period. . . . . . . .      8,763,840       7,771,086      26,379,708      21,149,560      16,018,310      12,311,761
                                       ------------    ------------    ------------    ------------    ------------    ------------
  END OF PERIOD (1). . . . . . . . .   $ 12,834,511    $  8,763,840    $ 31,883,509    $ 26,379,708    $ 14,447,605    $ 16,018,310
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                       ------------    ------------    ------------    ------------    ------------    ------------
  (1) Including undistributed
  (distributions in excess of)
  net investment income  . . . . . .   $    (44,464)   $    (14,589)   $      9,919    $     10,013    $     50,423    $     67,014


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   -CONTINUED-


                                                 U.S. GOVERNMENT BOND PORTFOLIO     WORLD EQUITY PORTFOLIO
                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                     12/31/96       12/31/95        12/31/96       12/31/95
                                                     --------       --------        --------       --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) . . . . . . . .   $    637,006   $    756,605    $     21,021   $     55,247
    Net realized gain (loss) on investments. . .        115,107        678,846         878,643        957,186
    Net realized gain (loss) on foreign
      currency transactions. . . . . . . . . . .              0              0        (170,197)       223,542
    Change in unrealized appreciation
      (depreciation) of:
      Investments. . . . . . . . . . . . . . . .       (496,161)       843,009       1,675,486      2,212,725
      Foreign currency . . . . . . . . . . . . .              0              0          47,547        (62,988)
                                                   ------------   ------------    ------------   ------------

    Net increase in net assets
      resulting from operations. . . . . . . . .        255,952      2,278,460       2,452,500      3,385,712
  Dividends and distributions to Shareholders
    from:
    Net investment income. . . . . . . . . . . .       (617,580)      (756,605)        (21,021)             0
    Net realized gain on investments . . . . . .       (211,853)      (352,027)       (565,417)    (1,008,027)
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income. . . . . . . . . . . .              0        (49,391)        (81,014)             0
    Net realized gain (loss) on investments. . .              0              0               0              0
  Trust share transactions . . . . . . . . . . .       (310,953)    (3,946,311)      4,558,380      4,313,369
                                                   ------------   ------------    ------------   ------------
      TOTAL INCREASE (DECREASE). . . . . . . . .       (884,434)    (2,825,874)      6,343,428      6,691,054
  Net assets
    Beginning of period. . . . . . . . . . . . .     11,618,055     14,443,929      18,190,732     11,499,678
                                                   ------------   ------------    ------------   ------------
    END OF PERIOD (1). . . . . . . . . . . . . .   $ 10,733,621   $ 11,618,055    $ 24,534,160   $ 18,190,732
                                                   ------------   ------------    ------------   ------------
                                                   ------------   ------------    ------------   ------------
    (1) Including undistributed (distributions
    in excess of) net investment income. . . . .   $     21,757   $      2,331    $    127,481   $    (11,431)


(2)  From commencement of operations May 4, 1995.
(3)  From commencement of operations May 31, 1995.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   -CONTINUED-

                                                       SMALL CAP PORTFOLIO         GROWTH & INCOME PORTFOLIO
                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                     12/31/96      12/31/95(2)      12/31/96      12/31/95(3)
                                                     --------      -----------      --------      -----------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) . . . . . . . .   $    (78,272)  $    (12,679)   $     58,118   $     13,071
    Net realized gain (loss) on investments. . .         (1,760)       148,029        (135,171)        43,303
    Net realized gain (loss) on foreign
      currency transactions. . . . . . . . . . .              0              0               0              0
    Change in unrealized appreciation
      (depreciation) of:
      Investments. . . . . . . . . . . . . . . .      1,590,340        414,885         505,901         93,861
      Foreign currency . . . . . . . . . . . . .              0              0               0              0
                                                   ------------   ------------    ------------   ------------

    Net increase in net assets
      resulting from operations. . . . . . . . .      1,510,308        550,235         428,848        150,235
  Dividends and distributions to Shareholders
    from:
    Net investment income. . . . . . . . . . . .              0              0         (58,118)       (13,071)
    Net realized gain on investments . . . . . .              0        (98,802)        (29,710)       (27,661)
  Dividends and distributions to Shareholders
    in excess of:
    Net investment income. . . . . . . . . . . .              0              0            (737)             0
    Net realized gain (loss) on investments. . .        (40,086)             0               0              0
  Trust share transactions . . . . . . . . . . .      8,519,785      3,361,669       6,625,007      3,225,253
                                                   ------------   ------------    ------------   ------------
      TOTAL INCREASE (DECREASE). . . . . . . . .      9,990,007      3,813,102       6,965,290      3,334,756
  Net assets
    Beginning of period. . . . . . . . . . . . .      3,813,102              0       3,334,756              0
                                                   ------------   ------------    ------------   ------------
    END OF PERIOD (1). . . . . . . . . . . . . .   $ 13,803,109   $  3,813,102    $ 10,300,046   $  3,334,756
                                                   ------------   ------------    ------------   ------------
                                                   ------------   ------------    ------------   ------------
    (1) Including undistributed (distributions
    in excess of) net investment income. . . . .   $          0   $          0    $          0   $          0



(2)  From commencement of operations May 4, 1995.
(3)  From commencement of operations May 31, 1995.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


NOTE A -- ORGANIZATION

     Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently comprises nine series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Cash Management Portfolio, the Common Stock Portfolio, the High Income Bond Portfolio, the Multiple Strategies Portfolio, the Tilt Utility Portfolio, the U.S. Government Bond Portfolio, the World Equity Portfolio, the Small Cap Portfolio and the Growth & Income Portfolio.

     As of December 31, 1996, 93.2% of the assets of the Trust are owned by First Variable Life Insurance Company ("First Variable") and 6.8% of the assets of the Trust are owned by Monarch Life Insurance Company ("MLIC"), through separate accounts maintained by First Variable and MLIC, respectively.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS: The Trust's equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. The Cash Management Portfolio values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

     FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

     REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral, or proceeds may be subject to legal proceedings.

     INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain/(loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

     Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

     FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

     FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a federal excise tax.

     As of December 31, 1996, the High Income Bond Portfolio has a realized capital loss carryforward, for Federal income tax purposes, of $344,480 ($291,888 expires on December 31, 2002, $52,592 expires on December 31, 2003), available to be used to offset future realized capital gains.

     Any net capital losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital losses as follows, during such period in fiscal 1996:

             PORTFOLIO                                         AMOUNT
             ---------                                         ------

     Cash Management Portfolio . . . . . . . . . .           $     740
     High Income Bond Portfolio. . . . . . . . . .               8,049
     U.S. Government Bond Portfolio. . . . . . . .               7,466
     Growth & Income Portfolio . . . . . . . . . .             147,308

     EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

     DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios, other than the Cash Management Portfolio, declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. The Cash Management Portfolio declares daily and pays monthly dividends from net investment income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryforwards, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of an Annuity Account to receive dividends and capital gain distributions in cash. The Trust made the following reclassifications as of December 31, 1996:


                                                                      INCREASE       INCREASE/(DECREASE)
                                             INCREASE/(DECREASE)  UNDISTRIBUTED NET      ACCUMULATED
                                               PAID IN CAPITAL    INVESTMENT INCOME  REALIZED GAIN/(LOSS)
                                               ---------------    -----------------  --------------------
Common Stock Portfolio . . . . . .               $         0         $   112,724         $  (112,724)
High Income Bond Portfolio . . . .                      (118)             30,410             (30,292)
Multiple Strategies Portfolio. . .                         0                   1                  (1)
World Equity Portfolio . . . . . .                         0             219,926            (219,926)
Small Cap Portfolio. . . . . . . .                   (78,272)             78,272                   0
Growth & Income Portfolio. . . . .                      (737)                737                   0


Net investment income, net realized gains and net assets were not affected by these changes.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

     First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Federated Investment Counseling as sub-adviser to the Cash Management and the High Income Bond Portfolios, Value Line, Inc. as sub-adviser to the Multiple Strategies and the Common Stock Portfolios, Strong Capital Management, Inc. as sub-adviser to the U.S. Government

Bond Portfolio and State Street Bank and Trust Company as sub-adviser to the Tilt Utility Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995: Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Portfolio and Warburg, Pincus Counsellors, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Keystone Investment Management Company as sub-adviser to the World Equity Portfolio.

     FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life plc., of Dublin, Ireland.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.70% of average daily net assets for the Common Stock and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Tilt Utility Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio; 0.50% of the first $70 million of average daily net assets and 0.45% of average daily net assets in excess of $70 million for the Cash Management Portfolio; 0.85% of average daily net assets for the Small Cap Portfolio; and, 0.75% of average daily net assets for the Growth & Income Portfolio.

LIMITATIONS

     First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 1997 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the Cash Management Portfolio and the U.S. Government Bond Portfolio).

EXPENSE REDUCTIONS

     State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the period ended December 31, 1996, the Trust's expenses were reduced by $5,097.

TRUSTEES' COMPENSATION

     Trustees' fees of $8,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA, MLIC or FVAS. No remuneration is paid by the Trust to any Trustee or Officer of the Trust who is affiliated with First Variable, ILoNA, MLIC or FVAS.

NOTE D -- INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio other than the Cash Management Portfolio, for the period ended December 31, 1996 were as follows:


                                              NON-                                  NON-
                                           GOVERNMENT         GOVERNMENT          GOVERNMENT         GOVERNMENT
                                           PURCHASES          PURCHASES             SALES               SALES
                                      -----------------   -----------------   -----------------   -----------------
Cash Management Portfolio. . . . .    $   1,393,334,179   $      32,213,727   $   1,402,592,159   $      24,303,578
Common Stock Portfolio . . . . . .           33,164,834                   0          31,335,576                   0
High Income Bond Portfolio . . . .           11,101,335           1,503,438           8,848,616           1,004,219
Multiple Strategies Portfolio. . .           19,961,648           2,512,500          20,708,766           1,010,261
Tilt Utility Portfolio . . . . . .            3,013,691                   0           4,617,844                   0
U.S. Government Bond Portfolio . .            5,406,467          20,641,545           5,745,987          20,273,633
World Equity Portfolio . . . . . .           18,310,186                   0          12,425,793                   0
Small Cap Portfolio. . . . . . . .           13,930,016                   0           5,775,489                   0
Growth & Income Portfolio. . . . .           13,724,410             308,268           7,611,049                   0

     The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1996 were as follows:



                                                                     GROSS UNREALIZED              NET UNREALIZED
                                       IDENTIFIED COST      APPRECIATION       (DEPRECIATION)       APPRECIATION
                                      -----------------   -----------------   -----------------   -----------------
Cash Management Portfolio. . . . .    $       8,948,591   $               0   $               0   $               0
Common Stock Portfolio . . . . . .           39,872,696          15,538,469            (714,664)         14,823,805
High Income Bond Portfolio . . . .           12,417,863             682,337            (375,258)            307,079
Multiple Strategies Portfolio. . .           26,947,408           5,151,462            (329,749)          4,821,713
Tilt Utility Portfolio . . . . . .           12,169,298           2,360,120            (124,588)          2,235,532
U.S. Government Bond Portfolio . .           10,676,022              84,586             (80,122)              4,464
World Equity Portfolio . . . . . .           19,650,560           5,437,287            (496,185)          4,941,102
Small Cap Portfolio. . . . . . . .           12,085,060           2,444,963            (450,461)          1,994,502
Growth & Income Portfolio. . . . .            9,688,806             903,047            (305,216)            597,831

NOTE E -- TRUST SHARE TRANSACTIONS

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 1996                      DECEMBER 31, 1995
                                           --------------------------------        --------------------------------
                                              SHARES              AMOUNT              SHARES              AMOUNT
                                              ------              ------              ------              ------
CASH MANAGEMENT PORTFOLIO
  Shares sold. . . . . . . . . . . . .       34,085,496        $ 34,085,496          20,464,576        $ 20,464,576
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .          574,728             574,728             522,595             522,595
                                           ------------        ------------        ------------        ------------
                                             34,660,224          34,660,224          20,987,171          20,987,171
  Shares repurchased . . . . . . . . .      (35,832,335)        (35,832,335)        (19,089,805)        (19,089,805)
                                           ------------        ------------        ------------        ------------
  Net increase (decrease). . . . . . .       (1,172,111)       $ (1,172,111)          1,897,366        $  1,897,366
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------


                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 1996                      DECEMBER 31, 1995
                                           --------------------------------        --------------------------------
                                              SHARES              AMOUNT              SHARES              AMOUNT
                                              ------              ------              ------              ------
COMMON STOCK PORTFOLIO
  Shares sold. . . . . . . . . . . . .          424,439        $ 12,507,958             363,229        $  8,619,361
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .          105,176           3,227,017              98,408           2,531,806
                                           ------------        ------------        ------------        ------------
                                                529,615          15,734,975             461,637          11,151,167
  Shares repurchased . . . . . . . . .         (407,036)        (11,993,935)           (338,854)         (8,094,887)
                                           ------------        ------------        ------------        ------------
  Net increase . . . . . . . . . . . .          122,579        $  3,741,040             122,783        $  3,056,280
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

HIGH INCOME BOND PORTFOLIO
  Shares sold. . . . . . . . . . . . .          980,079        $  9,025,755             685,858        $  6,023,295
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .           89,263             817,769              90,256             774,223
                                           ------------        ------------        ------------        ------------
                                              1,069,342           9,843,524             776,114           6,797,518
  Shares repurchased . . . . . . . . .         (690,441)         (6,284,422)           (737,813)         (6,468,405)
                                           ------------        ------------        ------------        ------------
  Net increase . . . . . . . . . . . .          378,901        $  3,559,102              38,301        $    329,113
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

MULTIPLE STRATEGIES PORTFOLIO
  Shares sold. . . . . . . . . . . . .        1,191,576        $ 16,014,171             407,094        $  4,796,839
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .          272,676           3,482,144             199,328           2,386,073
                                           ------------        ------------        ------------        ------------
                                              1,464,252          19,496,315             606,422           7,182,912
  Shares repurchased . . . . . . . . .       (1,144,091)        (15,266,057)           (526,172)         (6,071,175)
                                           ------------        ------------        ------------        ------------
  Net increase . . . . . . . . . . . .          320,161        $  4,230,258              80,250        $  1,111,737
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

TILT UTILITY PORTFOLIO
  Shares sold. . . . . . . . . . . . .          198,705        $  3,085,526             345,562        $  4,803,339
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .           69,597           1,065,932              49,831             767,641
                                           ------------        ------------        ------------        ------------
                                                268,302           4,151,458             395,393           5,570,980
  Shares repurchased . . . . . . . . .         (341,137)         (5,287,328)           (370,564)         (5,170,457)
                                           ------------        ------------        ------------        ------------
  Net increase (decrease). . . . . . .          (72,835)       $ (1,135,870)             24,829        $    400,523
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

U.S. GOVERNMENT BOND PORTFOLIO
  Shares sold. . . . . . . . . . . . .          241,930        $  2,487,211             252,791        $  2,717,003
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .           82,843             829,433             110,604           1,158,024
                                           ------------        ------------        ------------        ------------
                                                324,773           3,316,644             363,395           3,875,027
  Shares repurchased . . . . . . . . .         (350,145)         (3,627,597)           (744,322)         (7,821,338)
                                           ------------        ------------        ------------        ------------
  Net decrease . . . . . . . . . . . .          (25,372)       $   (310,953)           (380,927)       $ (3,946,311)
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

WORLD EQUITY PORTFOLIO
  Shares sold. . . . . . . . . . . . .          872,836        $ 12,579,417             659,927        $  8,568,833
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .           45,499             667,451              72,816           1,008,027
                                           ------------        ------------        ------------        ------------
                                                918,335          13,246,868             732,743           9,576,860
  Shares repurchased . . . . . . . . .         (605,395)         (8,688,488)           (395,278)         (5,263,491)
                                           ------------        ------------        ------------        ------------
  Net increase . . . . . . . . . . . .          312,940        $  4,558,380             337,465        $  4,313,369
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

                                                                                             PERIOD FROM
                                                      YEAR ENDED                            MAY 4, 1995 TO
                                                   DECEMBER 31, 1996                      DECEMBER 31, 1995
                                           --------------------------------        --------------------------------
                                              SHARES              AMOUNT              SHARES              AMOUNT
                                              ------              ------              ------              ------
SMALL CAP PORTFOLIO

  Shares sold. . . . . . . . . . . . .          848,253        $ 12,925,499             504,211        $  5,867,210
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .            2,623              40,086               7,913              98,802
                                           ------------        ------------        ------------        ------------
                                                850,876          12,965,585             512,124           5,966,012
  Shares repurchased . . . . . . . . .         (292,589)         (4,445,800)           (210,400)         (2,604,343)
                                           ------------        ------------        ------------        ------------
  Net increase . . . . . . . . . . . .          558,287        $  8,519,785             301,724        $  3,361,669
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

                                                                                             PERIOD FROM
                                                                                           MAY 31, 1995 TO
                                                                                          DECEMBER 31, 1995
                                                                                   --------------------------------
GROWTH & INCOME PORTFOLIO
  Shares sold. . . . . . . . . . . . .          648,884        $  8,072,912             357,601        $  3,877,668
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . .            7,099              88,565               3,645              40,731
                                           ------------        ------------        ------------        ------------
                                                655,983           8,161,477             361,246           3,918,399
  Shares repurchased . . . . . . . . .         (125,254)         (1,536,470)            (62,718)           (693,146)
                                           ------------        ------------        ------------        ------------
  Net increase . . . . . . . . . . . .          530,729        $  6,625,007             298,528        $  3,225,253
                                           ------------        ------------        ------------        ------------
                                           ------------        ------------        ------------        ------------

NOTE F -- FORWARD FOREIGN CURRENCY CONTRACTS

     As of December 31, 1996 the World Equity Portfolio had open nine forward foreign currency contracts which contractually obligates the Portfolio to deliver currencies at a specified date, as follows:


                                                                                                   NET UNREALIZED
      CURRENCY SOLD                      SETTLEMENT DATE       COST             VALUE        APPRECIATION/(DEPRECIATION)
      -------------                      ---------------       ----             -----        ---------------------------
    471,867  Australian Dollars              01/09/97       $  375,016       $  370,000             $   (5,016)
  1,139,008  Belgian Francs                  02/20/97           36,036           37,000                    964
  1,187,182  French Francs                   02/06/97          229,309          233,000                  3,691
    786,359  German Marks                    02/20/97          512,729          526,000                 13,271
144,560,000  Japanese Yen                    01/27/97        1,253,034        1,300,000                 46,966
    396,904  Netherland Guilder              02/20/97          230,661          237,000                  6,339
    254,612  Pound Sterling                  02/20/97          435,688          424,000                (11,688)
    167,354  Swiss Francs                    02/20/97          125,688          133,000                  7,312

      CURRENCY PURCHASED
      ------------------

  1,139,008  Belgian Francs                  02/20/97           36,036           35,706                    330
                                                                                                    ----------
                                                                                                    $   62,169
                                                                                                    ----------
                                                                                                    ----------

NOTE G -- SHAREHOLDER MEETING

A meeting of Shareholders of Variable Investors Series Trust World Equity Portfolio was held on Monday, December 9, 1996 at the offices of First Variable, 10 Post Office Square, Boston, Massachusetts. The matter voted upon by Shareholders and the resulting votes are presented below:

1.   Approval of new Sub-advisory Agreement

                                 Number of Votes
                                 ---------------

                    For              Against           Abstain
                    ---              -------           -------

               1,480,002.258       33,095.778        105,115.466


NOTE H -- TAX INFORMATION NOTICE

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 1996:


Common Stock Portfolio, Multiple Strategies Portfolio, Tilt Utility Portfolio, U.S. Government Bond Portfolio and World Equity Portfolio designate $2,516,973, $1,707,107, $245,689, $29,502 and $322,325, respectively as long term capital gains dividends paid.


NOTE I - PORTFIOLIO LIQUIDATION

On January 2, 1997, First Variable redeemed its entire position of 8,214,891.968 shares in the Cash Management Portfolio and transferred it to the Federated Prime Money Fund II after receiving approval from the Securities and Exchange Commission ("SEC"). MLIC is also in the process of petitioning the SEC to redeem its shares in the Cash Management Portfolio. After MLIC receives approval from the SEC and redeems its shares, the Cash Management Portfolio will be liquidated.

                           VARIABLE INVESTORS SERIES TRUST
                              CASH MANAGEMENT PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.047       0.052       0.036       0.024       0.032
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          0.000       0.000       0.000       0.000       0.000
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          0.047       0.052       0.036       0.024       0.032
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.047)     (0.052)     (0.036)     (0.024)     (0.032)
   From Net Realized Capital Gains . . . . .         (0.000)     (0.000)     (0.000)     (0.000)     (0.000)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (0.047)     (0.052)     (0.036)     (0.024)     (0.032)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN (2) (3) . . . . . . . . . . . .           4.81%       5.43%       3.68%       2.46%       3.22%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $   8,923   $  10,096   $   8,198   $   9,081   $  18,405
   Ratio of Operating Expenses to
      Average Net Assets (4) . . . . . . . .           0.75%       0.75%       0.75%       0.75%       0.75%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (5) . . . . . . . . . . . .           0.75%       0.75%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           4.67%       5.30%       3.64%       2.46%       3.20%




(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.54%; 1995 - 1.72%; 1994 - 1.46%; 1993 - 1.46% and 1992 - 1.13%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                           VARIABLE INVESTORS SERIES TRUST
                                COMMON STOCK PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $  25.866   $  20.056   $  20.390   $  20.454   $  26.290
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss). . . . . . .         (0.063)      0.007       0.173       0.468       0.254
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          6.736       7.419      (0.335)      1.401      (2.256)
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          6.673       7.426      (0.162)      1.869      (2.002)
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.000)     (0.173)     (0.086)     (0.436)     (0.254)
   In Excess of Net Investment Income. . . .         (0.002)     (0.000)     (0.000)     (0.373)     (0.000)
   From Net Realized Capital Gains . . . . .         (1.914)     (1.443)     (0.086)     (1.124)     (3.580)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (1.916)     (1.616)     (0.172)     (1.933)     (3.834)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $  30.623   $  25.866   $  20.056   $  20.390   $  20.454
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN  (2) (3). . . . . . . . . . . .          25.74%      37.12%      (0.79)%      9.09%      (7.59)%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $  54,565   $  42,919   $  30,815   $  42,530   $  52,538
   Ratio of Operating Expenses to
      Average Net Assets  (4). . . . . . . .           1.17%       1.17%       1.20%       1.20%       1.16%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (5) . . . . . . . . . . . .           1.17%       1.17%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .          (0.23)%      0.01%       0.78%       1.74%       1.06%
   Portfolio Turnover Rate . . . . . . . . .          67.82%     166.87%     155.12%       6.05%     133.30%
   Average Commission per Share (6). . . . .       $   0.05         -           -           -           -



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.17%; 1994 - 1.33%; 1993 - 1.21% and
    1992 - 1.16%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                           VARIABLE INVESTORS SERIES TRUST
                              HIGH INCOME BOND PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $   8.589   $   7.914   $   9.704   $   9.492   $   9.187
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.596       0.779       1.018       0.848       0.972
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          0.624       0.717      (1.711)      0.567       0.481
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          1.220       1.496      (0.693)      1.415       1.453
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.596)     (0.779)     (1.005)     (0.849)     (0.975)
   In Excess of Net Investment Income. . . .         (0.040)     (0.042)     (0.006)     (0.000)     (0.000)
   From Net Realized Capital Gains . . . . .         (0.000)     (0.000)     (0.075)     (0.354)     (0.173)
   In Excess of Net Realized Capital Gains .         (0.000)     (0.000)     (0.011)     (0.000)     (0.000)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (0.636)     (0.821)     (1.097)     (1.203)     (1.148)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $   9.173   $   8.589   $   7.914   $   9.704   $   9.492
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN  (2) (3). . . . . . . . . . . .          14.20%      18.98%      (7.08)%     14.91%      15.77%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $  12,835   $   8,764   $   7,771   $  14,496   $  12,448
   Ratio of Operating Expenses to
      Average Net Assets (4) . . . . . . . .           1.18%       1.20%       1.20%       1.20%       1.20%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (5) . . . . . . . . . . . .           1.20%       1.21%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           7.96%       8.62%       8.70%       8.04%       9.70%
   Portfolio Turnover Rate . . . . . . . . .         105.48%      82.15%     200.19%      90.82%     166.27%


1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.99%; 1995 - 2.04%; 1994 - 2.03%; 1993 - 1.59% and 1992 - 1.68%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                           VARIABLE INVESTORS SERIES TRUST
                            MULTIPLE STRATEGIES PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $  12.043   $  10.022   $  12.182   $  11.785   $  12.515
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.143       0.137       0.236       0.424       0.499
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          2.069       3.086      (0.711)      0.835      (0.060)
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          2.212       3.223      (0.475)      1.259       0.439
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.144)     (0.136)     (0.235)     (0.424)     (0.506)
   In Excess of Net Investment Income (2). .         (0.000)     (0.000)     (0.008)     (0.000)     (0.000)
   From Net Realized Capital Gains . . . . .         (1.412)     (1.066)     (1.418)     (0.438)     (0.663)
   In Excess of Net Realized Capital Gains .         (0.000)     (0.000)     (0.024)     (0.000)     (0.000)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (1.556)     (1.202)     (1.685)     (0.862)     (1.169)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $  12.699   $  12.043   $  10.022   $  12.182   $  11.785
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN (3) (4) . . . . . . . . . . . .          18.29%      32.24%      (3.91)%     10.52%       3.62%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $  31,884   $  26,380   $  21,150   $  24,522   $  26,012
   Ratio of Operating Expenses to
      Average Net Assets (5) . . . . . . . .           1.20%       1.20%       1.20%       1.20%       1.20%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (6) . . . . . . . . . . . .           1.20%       1.20%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           1.16%       1.14%       1.74%       3.20%       3.73%
   Portfolio Turnover Rate . . . . . . . . .          92.21%     161.10%     153.64%      25.57%      52.11%
   Average Commission per Share (7). . . . .       $   0.05         -           -           -           -



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) For 1996, amount was less than $0.001 per share.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.32%; 1995 - 1.33%; 1994 - 1.48%; 1993 - 1.35% and 1992 - 1.24%.
(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(7) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                           VARIABLE INVESTORS SERIES TRUST
                                TILT UTILITY PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $  15.704   $  12.372   $  14.650   $  13.891   $  14.057
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.659       0.559       0.521       0.314       0.326
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          0.063       3.560      (0.651)      2.171      (0.168)
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          0.722       4.119      (0.130)      2.485       0.158
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.654)     (0.494)     (0.521)     (0.296)     (0.324)
   In Excess of Net Investment Income (2). .         (0.000)     (0.000)     (0.000)     (0.170)     (0.000)
   From Net Realized Capital Gains . . . . .         (0.518)     (0.293)     (1.627)     (1.260)     (0.000)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (1.172)     (0.787)     (2.148)     (1.726)     (0.324)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $  15.254   $  15.704   $  12.372   $  14.650   $  13.891
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN (3) (4) . . . . . . . . . . . .           4.62%      33.45%     (1.05)%      17.87%       1.12%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $  14,448   $  16,018   $  12,312   $  15,251   $  12,693
   Ratio of Operating Expenses to
      Average Net Assets (5) . . . . . . . .           1.15%       1.15%       1.16%       1.20%       1.20%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (6) . . . . . . . . . . . .           1.15%       1.17%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           3.74%       3.89%       3.16%       1.85%       2.49%
   Portfolio Turnover Rate . . . . . . . . .          19.41%      48.20%     193.40%     109.57%     308.39%
   Average Commission per Share (7). . . . .      $    0.03         -           -           -           -


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) For 1996, amount was less than $0.001 per share.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.48%; 1995 - 1.51%; 1994 - 1.60%; 1993 - 1.59% and 1992 - 1.64%.
(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(7) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                           VARIABLE INVESTORS SERIES TRUST
                            U.S. GOVERNMENT BOND PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $  10.510   $   9.718   $  10.923   $  10.659   $  11.372
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.629       0.765       0.690       0.674       0.886
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .         (0.385)      1.191      (0.986)      0.328      (0.187)
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          0.244       1.956      (0.296)      1.002       0.699
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.610)     (0.765)     (0.690)     (0.673)     (0.887)
   In Excess of Net Investment Income. . . .         (0.000)     (0.045)     (0.000)     (0.000)     (0.000)
   From Net Realized Capital Gains . . . . .         (0.206)     (0.354)     (0.105)     (0.062)     (0.525)
   In Excess of Net Realized Capital Gains .         (0.000)     (0.000)     (0.112)     (0.000)     (0.000)
   Tax Return of Capital . . . . . . . . . .         (0.000)     (0.000)     (0.002)     (0.003)     (0.000)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (0.816)     (1.164)     (0.909)     (0.738)     (1.412)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $   9.938   $  10.510   $   9.718   $  10.923   $  10.659
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN (2) (3) . . . . . . . . . . . .           2.36%      20.18%      (2.72)%      9.38%       6.13%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $  10,734   $  11,618   $  14,444   $  20,710   $  24,280
   Ratio of Operating Expenses to
      Average Net Assets (4) . . . . . . . .           0.85%       0.85%       0.85%       0.85%       0.85%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (5) . . . . . . . . . . . .           0.85%       0.85%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           5.80%       6.18%       5.65%       5.20%       6.41%
   Portfolio Turnover Rate . . . . . . . . .         244.96%     252.94%     289.71%      27.84%     133.86%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.66%; 1995 - 1.59%; 1994 - 1.45%; 1993 - 1.30% and 1992 - 1.17%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                           VARIABLE INVESTORS SERIES TRUST
                                WORLD EQUITY PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                      1996         1995    1994 (1)       1993        1992
                                                      ----         ----    --------       ----        ----

NET ASSET VALUE AT BEGINNING OF PERIOD . . .      $  13.823   $  11.752   $  11.348   $  10.177   $  10.377
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.016       0.014       0.013       0.086       0.128
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          1.647       2.872       1.119       1.679      (0.319)
                                                  ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          1.663       2.886       1.132       1.765      (0.191)
                                                  ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.013)     (0.000)     (0.023)     (0.091)     (0.009)
   In Excess of Net Investment Income. . . .         (0.051)     (0.000)     (0.000)     (0.007)     (0.000)
   From Net Realized Capital Gains . . . . .         (0.360)     (0.815)     (0.698)     (0.496)     (0.000)
   In Excess of Net Realized Capital Gains .         (0.000)     (0.000)     (0.007)     (0.000)     (0.000)
                                                  ---------   ---------   ---------   ---------   ---------
   Total Distributions . . . . . . . . . . .         (0.424)     (0.815)     (0.728)     (0.594)     (0.009)
                                                  ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD . . . . . .      $  15.062   $  13.823   $  11.752   $  11.348   $  10.177
                                                  ---------   ---------   ---------   ---------   ---------
                                                  ---------   ---------   ---------   ---------   ---------

TOTAL RETURN (2) (3) . . . . . . . . . . . .          12.33%      24.32%      10.02%      17.32%      (1.83)%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .      $  24,534   $  18,191   $  11,500   $  12,230   $   9,280
   Ratio of Operating Expenses to
      Average Net Assets (4) . . . . . . . .           1.20%       1.20%       1.20%       1.20%       1.20%
   Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (5) . . . . . . . . . . . .           1.20%       1.20%        -           -           -
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           0.10%       0.12%       0.16%       0.92%       1.34%
   Portfolio Turnover Rate . . . . . . . . .          61.14%      97.85%     110.12%      78.50%     103.43%
   Average Commission per Share (6). . . . .      $    0.02         -           -           -           -


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993 and 1992. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.50%; 1995 - 1.67%; 1994 - 2.22%; 1993 - 1.79% and 1992 - 2.26%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                           VARIABLE INVESTORS SERIES TRUST
                                 SMALL CAP PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                   YEAR ENDED           PERIOD ENDED
                                                DECEMBER 31, 1996   DECEMBER 31, 1995 (1)
                                                -----------------   ---------------------

NET ASSET VALUE AT BEGINNING OF PERIOD . . .     $   12.638              $   10.000
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss . . . . . . . . . . .         (0.091)                 (0.042)
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          3.560                   3.047
                                                 ----------              ----------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          3.469                   3.005
                                                 ----------              ----------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.000)                 (0.000)
   From Net Realized Capital Gains . . . . .         (0.000)                 (0.367)
   In Excess of Net Realized Capital Gains .         (0.057)                 (0.000)
                                                 ----------              ----------
   Total Distributions . . . . . . . . . . .         (0.057)                 (0.367)
                                                 ----------              ----------

NET ASSET VALUE AT END OF PERIOD . . . . . .     $   16.050              $   12.638
                                                 ----------              ----------
                                                 ----------              ----------

TOTAL RETURN (2) (3) . . . . . . . . . . . .          27.39%                  30.08%(4)
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .     $   13,803              $    3,813
   Ratio of Operating Expenses to
      Average Net Assets (5) . . . . . . . .           1.35%                   1.35%(6)
   Ratio of Operating Expenses to
      Average Net Assets Before Expense
      Reductions (7) . . . . . . . . . . . .           1.35%                   1.38%(6)
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .         (0.90)%                 (0.79)%(6)
   Portfolio Turnover Rate . . . . . . . . .          72.66%                  73.76%(4)
   Average Commission per Share (8). . . . .     $     0.05                     -


(1) From commencement of operations May 4, 1995.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Not annualized.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 2.38%; 1995 - 9.00%.
(6) Annualized.
(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                           VARIABLE INVESTORS SERIES TRUST
                              GROWTH & INCOME PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                     -CONTINUED-


                                                   YEAR ENDED           PERIOD ENDED
                                                DECEMBER 31, 1996   DECEMBER 31, 1995 (1)
                                                -----------------   ---------------------

NET ASSET VALUE AT BEGINNING OF PERIOD . . .     $   11.171              $   10.000
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . .          0.070                   0.045
   Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          1.291                   1.266
                                                 ----------              ----------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          1.361                   1.311
                                                 ----------              ----------
LESS DISTRIBUTIONS:
   From Net Investment Income. . . . . . . .         (0.070)                 (0.045)
   In Excess of Net Investment Income. . . .         (0.001)                 (0.000)
   From Net Realized Capital Gains . . . . .         (0.040)                 (0.095)
                                                 ----------              ----------
   Total Distributions . . . . . . . . . . .         (0.111)                 (0.140)
                                                 ----------              ----------

NET ASSET VALUE AT END OF PERIOD . . . . . .     $   12.421              $   11.171
                                                 ----------              ----------
                                                 ----------              ----------

TOTAL RETURN (2) (3) . . . . . . . . . . . .          12.15%                  13.09%(4)
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) . . .     $   10,300              $    3,335
   Ratio of Operating Expenses to
      Average Net Assets (5) . . . . . . . .           1.25%                   1.25%(6)
   Ratio of Operating Expenses to
      Average Net Assets Before Expense
      Reductions (7) . . . . . . . . . . . .           1.26%                   1.49%(6)
   Ratio of Net Investment Income to
      Average Net Assets . . . . . . . . . .           0.82%                   1.17%(6)
   Portfolio Turnover Rate . . . . . . . . .         131.85%                  33.49%(4)
   Average Commission per Share (8). . . . .     $     0.06                     -


(1) From commencement of operations May 31, 1995.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Not annualized.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 2.63%; 1995 - 7.27%.
(6) Annualized.
(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                          PRINCIPAL OFFICERS AND TRUSTEES OF
                           VARIABLE INVESTORS SERIES TRUST



                                   ----------------



                               NORMAN A. FAIR, TRUSTEE
                              WESLEY E. HORTON, TRUSTEE
                              W. LAWRENCE HOWE, TRUSTEE
                               LAIRD E. WIGGIN, TRUSTEE
                              PAUL G. CHENAULT, TRUSTEE
                      STEPHAN M. LARGENT, PRESIDENT AND TRUSTEE
                             ARNOLD R. BERGMAN, SECRETARY
                               MARK T. KELLY, TREASURER


                                   ----------------



                                  INVESTMENT ADVISER
                        FIRST VARIABLE ADVISORY SERVICES CORP.



                                   ----------------


--------------------------------------------------------------------------------
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PURPOSES ONLY.  THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS.
--------------------------------------------------------------------------------